       As filed with the Securities and Exchange Commission on November 30, 2006
                                              Securities Act File No. 333-137955

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    Form N-14

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 |X|

                         Pre-Effective Amendment No. |_|

                        Post-Effective Amendment No. 1

                                ING EQUITY TRUST
               (Exact Name of Registrant as Specified in Charter)

         7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034
               (Address of Principal Executive Offices) (Zip Code)

                                 1-800-992-0180
                  (Registrant's Area Code and Telephone Number)

                              Huey P. Falgout, Jr.
                              ING Investments, LLC
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                     (Name and Address of Agent for Service)

                                 With copies to:

                             Jeffrey S. Puretz, Esq.
                                   Dechert LLP
                               1775 I Street, N.W.
                            Washington, DC 20006-2401

                                   ----------

                  Approximate Date of Proposed Public Offering:
   As soon as practicable after this Registration Statement becomes effective.

--------------------------------------------------------------------------------

 It is proposed that this filing will become effective immediately pursuant to
             Rule 485(b) under the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------

Title of Securities Being Registered: Shares of Beneficial Interest

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

================================================================================

                          ING DISCIPLINED LARGECAP FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180


                                November 29, 2006


Dear Shareholder:

          The Board of Trustees has called a Special Meeting of shareholders of ING Disciplined LargeCap Fund ("Disciplined LargeCap Fund"), which is scheduled for 10:00 a.m., Local time, on January 4, 2007, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

          The Board of Trustees of Disciplined LargeCap Fund has reviewed and recommends the proposed reorganization (the "Reorganization") of Disciplined LargeCap Fund with and into ING Fundamental Research Fund ("Fundamental Research Fund") (each a "Fund" and collectively, the "Funds"). Both Funds are members of the mutual fund group called the "ING Funds."

          If approved by shareholders, you will become a shareholder of Fundamental Research Fund on the date that the Reorganization occurs. The Reorganization would provide shareholders of Disciplined LargeCap Fund with an opportunity to participate in a larger fund with similar investment objectives.

          You are being asked to vote to approve an Agreement and Plan of Reorganization. The accompanying document describes the proposed transaction and compares the strategies and expenses of each Fund for your evaluation.

          AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF DISCIPLINED LARGECAP FUND UNANIMOUSLY APPROVED THIS PROPOSAL AND RECOMMENDS SHAREHOLDERS VOTE "FOR" THE PROPOSAL.

          A Proxy Statement/Prospectus that describes the Reorganization is enclosed. We hope that you can attend the Special Meeting in person; however, we urge you in any event to vote your shares by completing and returning the enclosed proxy card in the envelope provided at your earliest convenience.

          YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. TO AVOID THE ADDED COST OF FOLLOW-UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE TAKE A FEW MINUTES TO READ THE PROXY STATEMENT/PROSPECTUS AND CAST YOUR VOTE. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED NO LATER THAN JANUARY 3, 2007.

          Disciplined LargeCap Fund is using Computershare Fund Services, a proxy solicitation firm, to assist shareholders in the voting process. As the date of the Special Meeting approaches, if we have not already heard from you, you may receive a telephone call from Computershare Fund Services, reminding you to exercise your right to vote.

          We appreciate your participation and prompt response in this matter and thank you for your continued support.

                                        Sincerely,


                                        /s/ Shaun P. Mathews
                                        ----------------------------------------
                                        Shaun P. Mathews
                                        PRESIDENT AND CHIEF EXECUTIVE OFFICER

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

                          ING DISCIPLINED LARGECAP FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        OF ING DISCIPLINED LARGECAP FUND
                         SCHEDULED FOR JANUARY 4, 2007

To the Shareholders:

          NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of ING Disciplined LargeCap Fund ("Disciplined LargeCap Fund") is scheduled for January 4, 2007 at 10:00 a.m., Local time, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

          At the Special Meeting, you will be asked to consider and approve the following proposals:

          (1) To approve an Agreement and Plan of Reorganization by and among Disciplined LargeCap Fund and ING Fundamental Research Fund ("Fundamental Research Fund"), providing for the reorganization of Disciplined LargeCap Fund with and into Fundamental Research Fund; and

          (2) To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponement(s) thereof, in the discretion of the proxies or their substitutes.

          Shareholders of record as of the close of business on October 10, 2006, are entitled to notice of, and to vote at, the Special Meeting or any adjournment thereof. Your attention is called to the accompanying Proxy Statement/Prospectus. Regardless of whether you plan to attend the Special Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to Disciplined LargeCap Fund or by voting in person at the Special Meeting.

                                        By Order of the Board of Trustees


                                        /s/ Huey P. Falgout, Jr.
                                        ----------------------------------------
                                        Huey P. Falgout, Jr.
                                        SECRETARY


November 29, 2006

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

                          ING FUNDAMENTAL RESEARCH FUND
                           PROXY STATEMENT/PROSPECTUS


                               NOVEMBER 29, 2006


                                TABLE OF CONTENTS

INTRODUCTION                                                                   1

SUMMARY                                                                        2
   The Proposed Reorganization                                                 2
   Comparison of Investment Objectives and Principal Investment Strategies     4
   Comparison of Portfolio Characteristics                                     6
   Comparison of Fund Performance                                              7
   Comparison of Investment Techniques and Principal Risks of Investing in
      the Funds                                                               10

COMPARISON OF FEES AND EXPENSES                                               11
   Management Fees                                                            11
   Sub-Adviser Fees                                                           11
   Administration Fees                                                        12
   Distribution and Service Fees                                              12
   Expense Limitation Arrangements                                            12
   Expense Tables                                                             12
   General Information                                                        15
   Key Differences in Rights of ING Disciplined Largecap Fund's
      Shareholders and ING Fundamental Research Fund's Shareholders           15

INFORMATION ABOUT THE REORGANIZATION                                          15
   The Reorganization Agreement                                               15
   Reasons for the Reorganization                                             16
   Board Considerations                                                       16
   Tax Considerations                                                         17
   Expenses of the Reorganization                                             17

ADDITIONAL INFORMATION ABOUT THE FUNDS                                        17
   Form of Organization                                                       17
   Adviser                                                                    17
   Distributor                                                                18
   Dividends and Other Distributions                                          18
   Capitalization                                                             18

GENERAL INFORMATION ABOUT THE PROXY STATEMENT                                 18
   Solicitation of Proxies                                                    18
   Voting Rights                                                              19
   Other Matters to Come Before the Special Meeting                           20
   Shareholder Proposals                                                      20

APPENDICES
   Portfolio Managers' Report for ING Fundamental Research Fund              A-1
   Form of Agreement and Plan of Reorganization                              B-1
   Additional Information Regarding ING Fundamental Research Fund            C-1
   Additional ING Funds Offered                                              D-1
   Security Ownership of Certain Beneficial and Record Owners                E-1

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

                           PROXY STATEMENT/PROSPECTUS

                          ING FUNDAMENTAL RESEARCH FUND
                         7337 East Doubletree Ranch Road
                         Scottsdale, Arizona 85258-2034
                                 1-800-992-0180


                               NOVEMBER 29, 2006


                                  INTRODUCTION

          This combined proxy statement and prospectus ("Proxy Statement/Prospectus") is being furnished to you in connection with a Special Meeting of shareholders of ING Disciplined LargeCap Fund ("Disciplined LargeCap Fund") to be held on January 4, 2007. As more fully described in this Proxy Statement/Prospectus, the purpose of the Special Meeting is to vote on a proposed reorganization ("Reorganization") of Disciplined LargeCap Fund with and into ING Fundamental Research Fund ("Fundamental Research Fund") (each a "Fund" and collectively, the "Funds").

          Under an Agreement and Plan of Reorganization (the "Reorganization Agreement"), Disciplined LargeCap Fund, with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, would transfer its assets to Fundamental Research Fund in exchange for shares of beneficial interest of Fundamental Research Fund and the assumption by Fundamental Research Fund of Disciplined LargeCap Fund's known liabilities as of the Closing Date (as defined below). Fundamental Research Fund shares would then be distributed to shareholders of Disciplined LargeCap Fund so that each shareholder would receive a number of full and fractional shares of Fundamental Research Fund equal to the aggregate value of the number of shares of Disciplined LargeCap Fund held by such shareholder. As a result of the Reorganization, Disciplined LargeCap Fund will distribute shares of Fundamental Research Fund in liquidation of Disciplined LargeCap Fund on January 13, 2007, or such other date as the parties may agree ("Closing Date").

          Because you, as a shareholder of Disciplined LargeCap Fund, are being asked to approve the Reorganization Agreement that will result in a transaction in which you will ultimately hold shares of Fundamental Research Fund, this Proxy Statement also serves as a Prospectus for Fundamental Research Fund. Fundamental Research Fund is a diversified, open-end management investment company, which seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock, as described more fully below.


          This Proxy Statement/Prospectus, which should be read and retained for future reference, sets forth concisely the information that a shareholder should know before voting on the Reorganization Agreement. A Statement of Additional Information ("SAI") relating to this Proxy Statement, dated November 29, 2006, containing additional information about the Reorganization and the parties thereto, has been filed with the U.S. Securities and Exchange Commission (the "SEC") and is incorporated herein by reference. For a more detailed discussion of the investment objectives, strategies and restrictions of the Funds, see the Class A, B and C Prospectus for Disciplined LargeCap Fund dated September 30, 2006 and incorporated herein by reference; and the Class A, B and C Prospectus for Fundamental Research Fund, dated December 28, 2005. The SAI for Disciplined LargeCap Fund, dated September 30, 2006, and the SAI for Fundamental Research Fund, dated December 28, 2005, are incorporated herein by reference. Each Fund also provides periodic reports to its shareholders, which highlight certain important information about the Funds, including investment results and financial information. The annual report for each Fund, dated May 31, 2006, is incorporated herein by reference. For a copy of the current prospectus, SAI, annual report and semi-annual report for either of the Funds without charge, or for a copy of the SAI relating to the Proxy Statement/Prospectus, contact the Funds at ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or by calling 1-800-992-0180. You can also visit the ING Funds' website at www.ingfunds.com for additional information about the Funds, including the SAIs and annual and semi-annual reports.


          Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, and files reports, proxy materials and other information with the SEC. You can copy and review information about each Fund, including the SAI, reports, proxy materials and other information at the SEC's Public Reference Room in Washington, D.C. You may obtain information on the Public Reference Room by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC's internet site at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Office of Consumer Affairs and Information, Securities and Exchange Commission, Washington, D.C. 20549.

          THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR DETERMINED THAT THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                     SUMMARY

          You should read this entire Proxy Statement/Prospectus carefully. You should also review the Reorganization Agreement, which is attached hereto as APPENDIX B. Also, you should consult the Class A, B and C Prospectus, dated December 28, 2005, for more information about Fundamental Research Fund.

THE PROPOSED REORGANIZATION

          The Board of Trustees of Disciplined LargeCap Fund has approved the Reorganization Agreement. Subject to shareholder approval, the Reorganization Agreement provides for:

     - the transfer of all of the assets of Disciplined LargeCap Fund to Fundamental Research Fund in exchange for shares of beneficial interest of Fundamental Research Fund;

     - the assumption by Fundamental Research Fund of the liabilities of Disciplined LargeCap Fund known as of the Closing Date (as described below);

     - the distribution of Fundamental Research Fund shares to the shareholders of Disciplined LargeCap Fund; and

     -    the complete liquidation of Disciplined LargeCap Fund.

          Fundamental Research Fund shares would then be distributed to shareholders of Disciplined LargeCap Fund so that each shareholder would receive a number of full and fractional shares of Fundamental Research Fund equal to the aggregate value of shares of Disciplined LargeCap Fund held by such shareholder.

          As a result of the Reorganization, each owner of Class A, Class B and Class C shares of Disciplined LargeCap Fund would become a shareholder of the corresponding class of shares of Fundamental Research Fund. The Reorganization is expected to be effective on January 13, 2007, or such other date as the parties may agree (the "Closing Date"). Each Class A, Class B and Class C shareholder of Disciplined LargeCap Fund will hold, immediately after the Closing Date, shares of the corresponding class of Fundamental Research Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of Disciplined LargeCap Fund held by that shareholder as of the Closing Date.

          In considering whether to approve the Reorganization, you should note that:

     - The investment objective of Fundamental Research Fund, which will survive in the combined Fund if the Reorganization is approved, is to seek to maximize total return while Disciplined LargeCap Fund seeks capital appreciation;

     - Fundamental Research Fund's principal investment strategies, however, are different from those of Disciplined LargeCap Fund; while both Funds invest in a mix of large-sized growth and value companies, Fundamental Research Fund employs a managed, fundamental research approach to investing while Disciplined LargeCap Fund employs a quantitative, index-based approach by overweighting those stocks in the Standard & Poor's 500 Composite Stock Price Index that the portfolio managers believe will outperform the Index;

     - The relative size of the Funds, including that each Fund is a very small fund -- perhaps too small to be viable; in addition, there is a risk that the combined Fund after the Reorganization also may not be viable over the long-term;

     - Disciplined LargeCap Fund has a much longer record of performance than Fundamental Research Fund, which was organized on December 28, 2005;

     - Both Funds have the same investment adviser, ING Investments, LLC ("ING Investments" or "Adviser"), and the same sub-adviser, ING Investment Management Co. ("ING IM" or "Sub-Adviser"); however, Disciplined LargeCap Fund is managed by lead portfolio managers Omar Aguilar and Douglas Cote, while Fundamental Research Fund is managed by Christopher F. Corapi, who will be responsible for the day-to-day management of the combined Fund after the Reorganization and will manage the combined Fund under the same investment objective and strategies as Fundamental Research Fund; and

     - the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization; accordingly, pursuant to this treatment, neither the Disciplined LargeCap Fund nor its shareholders, nor Fundamental Research Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transaction contemplated by the Reorganization Agreement;

     - The proposed Reorganization is expected to result in lower net operating expenses per share for all classes of shares of the disappearing Disciplined LargeCap Fund.

     The (unaudited) gross and net operating expenses before and after the Reorganization, expressed as an annual percentage of the average daily net asset value per share for Class A, B and C shares of each Fund as of May 31, 2006, as adjusted per contractual changes, are as follows:

GROSS EXPENSES BEFORE THE REORGANIZATION

                                        CLASS A   CLASS B   CLASS C
                                        -------   -------   -------
Disciplined LargeCap Fund                1.50%     2.20%     2.20%
Fundamental Research Fund                3.74%*    4.49%*    4.49%*

NET EXPENSES BEFORE THE REORGANIZATION (AFTER FEE WAIVER)

                                        CLASS A   CLASS B   CLASS C
                                        -------   -------   -------
Disciplined LargeCap Fund                1.36%     2.11%     2.11%
Fundamental Research Fund                1.25%     2.00%     2.00%

AFTER THE REORGANIZATION: FUNDAMENTAL RESEARCH FUND PRO FORMA

                                        CLASS A   CLASS B   CLASS C
                                        -------   -------   -------
Gross estimated expenses of
   Fundamental Research Fund             1.62%**   2.37%**   2.37%**
Net estimated expenses of Fundamental
   Research Fund (After Fee Waiver)      1.25%     2.00%     2.00%

----------
* Included in gross expenses is approximately 1.96% of Offering and Organizational expense. This expense is non-recurring in nature and will only continue through December 31, 2006. Without the non-recurring Offering and Organizational expense, the gross expenses are 1.78%, 2.53% and 2.53% for Class A, Class B and Class C Shares, respectively.

** Included in gross expenses is approximately 0.21% of Offering and Organizational expense. This expense is non-recurring in nature and will only continue through December 31, 2006. Without the non-recurring Offering and Organizational expense, the PRO FORMA gross expenses are 1.41%, 2.16% and 2.16% for Class A, Class B and Class C Shares, respectively.

          Approval of the Reorganization Agreement requires the affirmative vote, if a quorum is present, of a majority of the shares voted in person or by proxy. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders.

          AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF DISCIPLINED LARGECAP FUND UNANIMOUSLY APPROVED THE PROPOSED REORGANIZATION. THE BOARD RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED REORGANIZATION.

COMPARISON OF INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

          The following summarizes the investment objective, principal investment strategies and management differences between Disciplined LargeCap Fund and Fundamental Research Fund:

                             DISCIPLINED LARGECAP FUND                                 FUNDAMENTAL RESEARCH FUND
              -------------------------------------------------------   -------------------------------------------------------
Investment    The Fund seeks capital appreciation.                      The Fund seeks to maximize total return.
Objective

Principal     -    The Fund normally invests at least 80% of its        -    The Fund normally invests at least 65% of its
Investment         total assets in common stocks included in the             total assets in a diversified portfolio of common
Strategies         Standard & Poor's 500 Composite Stock Price Index         stocks and securities convertible into common
                   ("S&P 500 Index"). The S&P 500 Index is a stock           stocks.
                   market index comprised of common stocks of 500 of
                   the largest companies traded in the U.S. stock       -    The Fund seeks to invest in common stocks that the
                   markets and selected by Standard & Poor's                 Sub-Adviser believes have significant potential
                   Corporation.                                              for capital appreciation. The Fund may also invest
                                                                             in exchange traded funds ("ETFs"), initial public
              -    In managing the Fund, the Sub-Adviser attempts to         offerings ("IPOs") and derivative instruments
                   achieve the Fund's investment objective by
                   overweighting those stocks in the S&P 500 Index      -    The Sub-Adviser applies quantitative research
                   that it believes will outperform the index, and           methods to generate investment ideas within each
                   underweighting (or avoiding altogether) those             sector. An experienced fundamental research team
                   stocks that it believes will underperform the             then focuses on identifying the stocks it
                   index.                                                    considers the best ideas within each sector. The
                                                                             Sub-Adviser then constructs the portfolio by
              -    The market capitalization of stocks included in           selecting from these ideas while considering
                   the S&P 500 Index will change with market                 sector weights and overall risk control. In
                   conditions. The market capitalization of companies        managing the Fund, the Sub-Adviser:
                   in the S&P 500 Index as of May 31, 2006, ranged
                   from $455.0 million to $371.9 billion.                         -    Normally emphasizes stocks of larger
                                                                                       companies;
              -    In determining stock weightings, the Sub-Adviser
                   uses internally developed quantitative computer                -    May also invest a portion of the Fund's
                   models to evaluate various criteria such as the                     assets in stocks of small- and mid-sized
                   financial strength of each company and its                          companies, and up to 25% of its assets
                   potential for strong, sustained earnings growth.                    in stocks of foreign issuers, depending
                   The Sub-Adviser expects that there will be a                        upon market conditions; and
                   correlation between the performance of the Fund
                   and that of the S&P 500 Index in both rising and               -    Utilizes an intensive, fundamentally
                   falling markets, as the Fund is designed to have                    driven research process to evaluate
                   risk characteristics (E.G., price-to-earnings                       company growth, profitability and
                   ratio and dividend yield) which approximate those                   valuation characteristics (for example,
                   of the S&P 500 Index.                                               price-to-earnings ratios, growth rates
                                                                                       and earnings estimates) to select
              -    The Fund may also invest in certain higher-risk                     securities within each sector. In
                   investments, including derivatives (generally,                      analyzing these characteristics, the
                   these investments will be limited to S&P 500 Index                  Sub-Adviser attempts to identify
                   futures and or options on futures of the S&P 500                    positive earnings momentum and positive
                   Index).                                                             valuation characteristics in selecting
                                                                                       securities whose perceived value is not
                                                                                       reflected in their price.

                                                                        -    The Sub-Adviser may sell securities for a variety
                                                                             of reasons, such as to secure gains, limit losses,
                                                                             or redeploy assets into opportunities believed to
                                                                             be more promising.

                                                                        -    The Fund may also lend portfolio securities on a
                                                                             short-term or long-term basis, up to 33 1/3% of
                                                                             its total assets.

                             DISCIPLINED LARGECAP FUND                                 FUNDAMENTAL RESEARCH FUND
              -------------------------------------------------------   -------------------------------------------------------
              -    The Sub-Adviser may sell securities for a variety
                   of reasons, such as to secure gains, limit losses,
                   or redeploy assets into opportunities believed to
                   be more promising, among others.

              - The Fund also may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

              - The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

Investment                     ING Investments, LLC                                      ING Investments, LLC
Adviser

Sub-Adviser                ING Investment Management Co.                             ING Investment Management Co.

Portfolio                  Omar Aguilar and Douglas Cote                                Christopher F. Corapi
Manager

          As you can see from the chart above, however, Fundamental Research Fund's investment strategies are different from those of Disciplined LargeCap Fund. While both Funds invest in a mix of large-sized growth and value companies, Fundamental Research Fund employs a managed, fundamental research approach to investing while Disciplined LargeCap Fund employs a quantitative, index-based approach by overweighting those stocks in the S&P 500 Index that the portfolio managers believe will outperform the S&P 500 Index. Unlike Disciplined LargeCap Fund, Fundamental Research Fund also may invest in ETFs, IPOs convertible securities and foreign securities. Disciplined LargeCap Fund may engage in frequent and active trading of portfolio securities.

          Please refer to the "Comparison of Portfolio Characteristics" table on page 6 for more specific information regarding the portfolio characteristics of the Funds.

COMPARISON OF PORTFOLIO CHARACTERISTICS

          The following table compares certain characteristics of the Funds as of May 31, 2006:

                                               DISCIPLINED LARGECAP FUND        FUNDAMENTAL RESEARCH FUND
                                             -----------------------------   --------------------------------
Net Assets                                            $38,401,890                       $5,237,150
Number of Holdings                                        144                               73
Portfolio Turnover Rate(1)                                173                              54(2)
Average market capitalization of companies
in the Fund                                         $92,464,878,147                  $71,125,102,305
Market capitalization range of companies
in Fund:
   Holdings in companies with market
   capitalizations over $10 billion (as a
   % of market value*)                                   92.55%                           76.73%
   Holdings in companies with market
   capitalizations between $10 billion
   and $5 billion (as a % of market value*)              5.83%                            11.59%
   Holdings in companies with market
   capitalizations under $5 billion (as a
   % of market value*)                                   1.62%                            11.68%
Top 5 Industries (as % of net assets)        Div Fincl Svcs           10.3%  Div Fincl Svcs               7.9%
                                             Oil and Gas              10.2%  Telecommunications           6.7%
                                             Retail                    9.4%  Oil and Gas                  6.5%
                                             Insurance                 7.1%  Pharmaceuticals              5.8%
                                             Telecommunications        6.0%  Electronics                  5.6%
U.S. Equity Securities (as a % of market
value)                                                 $38,280,784   100.0%                 $4,381,661   88.8%
Foreign Securities (as a % of market value*)                    $0     0.0%                   $555,013   11.2%
Top 10 Holdings (as a % of market value*)
                                             Exxon Mobil Corp.         3.9%  KKR Private Equity           3.6%
                                             General Electric Co.      2.9%  AT & T, Inc.                 3.3%
                                             Procter&Gamble Co.        2.4%  Wells Fargo & Co.            2.5%
                                             Citigroup, Inc.           2.0%  Exxon Mobil Corp.            2.4%
                                             IBM Corp.                 1.8%  General Electric Co.         2.4%
                                             Bank of America           1.8%  Citigroup, Inc.              2.4%
                                             ChevronTexaco Corp        1.8%  Altria Group, Inc.           2.3%
                                             Cisco Systems, Inc.       1.8%  Bank of America Corp.        2.3%
                                             Microsoft Corp.           1.6%  Harrah's Entertainment       2.2%
                                             PepsiCo, Inc.             1.6%  Johnson & Johnson            2.1%

----------
(1)  For the one-year period ended May 31, 2006.

(2)  For the period December 28, 2005 to May 31, 2006.

*    Excluding securities lending collateral and repurchase agreement.

COMPARISON OF FUND PERFORMANCE

          Set forth below is the performance information for each Fund. The bar charts and table below provide some indication of the risks of investing in each Fund by showing changes in the performance of each Fund's Class A shares from year to year and by comparing each Fund's performance to that of a broad-based securities market index. Class B and Class C shares will have different performance due to differing expenses. PAST PERFORMANCE (BEFORE AND AFTER TAXES) IS NOT NECESSARILY AN INDICATION OF HOW THE FUNDS WILL PERFORM IN THE FUTURE.

                            DISCIPLINED LARGECAP FUND
                    CALENDAR YEAR-BY-YEAR RETURNS(1)(2)(3)(4)

The bar chart shows the performance of Disciplined LargeCap Fund's Class A shares for each year since inception.

                                     [CHART]

1999     2000      2001      2002     2003    2004      2005
----    ------    ------    ------    -----   -----     -----

18.59   (12.79)   (12.16)   (22.48)   24.71   11.68     4.50

----------
(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) During the period shown in the chart, the Fund's best quarterly performance was 14.05% for the 2nd quarter of 2003, and the Fund's worst quarterly performance was (17.56)% for the 3rd quarter of 2002. Disciplined LargeCap Fund's Class A shares' year-to-date total return as of June 30, 2006 was 2.07%.

(3)  Prior to August 1, 2001, the Fund was managed by a different sub-adviser.

(4) Effective June 2, 2003, the Fund changed its name to ING Disciplined LargeCap Fund from ING Research Enhanced Index Fund.

COMPARISON OF FUND PERFORMANCE

                            FUNDAMENTAL RESEARCH FUND

Since Fundamental Research Fund had not had a full year of performance as of December 31, 2005, there is no calendar year-by-year performance table included in this Proxy Statement/Prospectus for the Fund. However, performance of a similar mutual fund managed by ING Investments Management Co. is presented below. Please visit the Funds' website at www.ingfunds.com to obtain performance information once it is available.

PERFORMANCE OF A SIMILAR MUTUAL FUND MANAGED BY
ING INVESTMENT MANAGEMENT CO.

The tables below are designed to show how a substantially similar mutual fund (""Comparable Fund'') managed by ING Investment Management Co. performed over various periods in the past. The Comparable Fund has investment objectives, policies, and strategies substantially similar to those of ING Fundamental Research Fund. Annual returns of the Comparable Fund reflect the expenses of that Fund, which may differ from the expenses of ING Fundamental Research Fund.

The table below shows the returns for the Comparable Fund compared to the S&P 500(R) Index for the one-year and since inception periods ended December 31, 2005 and on an annual basis as of December 31, of prior years. This information is designed to demonstrate the historical track record of ING Investment Management Co. with respect to the Fundamental Research strategy. It does not indicate how ING Fundamental Research Fund has performed or will perform in the future. Past performance is not a guarantee of future results.

                                    AVERAGE ANNUAL TOTAL RETURNS(1)(2)
                                        (AS OF DECEMBER 31, 2005)

                                      COMPARABLE          COMPARABLE FUND
                                   FUND (%) (AT MAX         (%) (WITH NO        S&P 500(R)
                                   SALES CHARGE)(3)         SALES CHARGE)       INDEX(4) (%)
One Year                                (0.68)%                 5.38%                4.91%

Since Inception (12/10/2001)*             1.39%                 2.88%                4.06%


* Index return for the S&P 500(R) Index is for the period beginning December 1, 2001.

                                      ANNUAL TOTAL RETURNS(1)(2)
                                   (AS OF DECEMBER 31 OF EACH YEAR)

                           COMPARABLE FUND (%)
                          (WITH NO SALES CHARGE)          S&P 500(R) INDEX(4) (%)
2005                             5.33%                              4.91%
2004                             9.73%                             10.88%
2003                            26.99%                             28.68%
2002                            23.03%                             22.10%
2001 (12/10/2001)**              0.85%                              0.88%

** Index return for the S&P 500(R) Index is for the period beginning December 1,2001.

(1) Since Fundamental Research Fund was launched December 28, 2005, the Fund does not have annual returns for at least one calendar year. The Fund's Class A shares' year-to-date total return, excluding sales charges, as of September 30, 2006 was 4.90%. Please visit the Fund's website at www.ingfunds.com to obtain more performance information.

(2) Except to the extent performance in the first column of the Average Annual Total Returns table has been adjusted to reflect the application of the maximum Class A sales charge of 5.7% of ING Fundamental Research Fund, the performance reflected of the Comparable Fund has not been calculated in compliance with the method used by the SEC. This presentation shows performance of a comparable mutual fund sub-advised by ING Investment Management Co. The returns for the Comparable Fund in the Average Annual Total Returns table and the Annual Total Return table were adjusted to reflect the deduction of the net operating expenses for Class A shares of ING Fundamental Research Fund. Net operating expenses include investment advisory fees, distribution and service (Rule 12b-1) fees, custodial fees, brokerage commissions and execution costs, and other expenses, without the provision for any applicable federal or state income taxes.

(3) Reflects the deduction of the maximum applicable Class A sales charge of 5.75%.

(4) The S&P 500(R) Index is a broad-based, unmanaged index that measures the performance of securities of approximately 500 of the largest companies in the United States. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

                           AVERAGE ANNUAL TOTAL RETURN
                      (FOR THE PERIODS ENDED MAY 31, 2006)

The table set forth below shows the average annual total return (before and after taxes) for each Fund over time for each class of shares (including deductions for sales charges) compared with a broad-based securities market index. The after-tax returns shown for each Fund are for Class A shares only; after-tax returns for other classes will vary.

                                                                   SINCE INCEPTION OF   SINCE INCEPTION OF   SINCE INCEPTION OF
                                                1 YEAR   5 YEARS       CLASS A(1)            CLASS B(1)           CLASS C(1)
                                                ------   -------   ------------------   ------------------   ------------------
DISCIPLINED LARGECAP FUND
   Class A - Before Taxes                        0.87%    (0.19)%       (0.15)%                  --                --
   Class A - After Taxes on Distributions(2)     0.82%    (0.22)%       (0.22)%                  --                --
   Class A - After Taxes on Distributions and
      Sale of Fund Shares(2)                     0.64%    (0.18)%       (0.16)%                  --                --
   Class B - Before Taxes                        1.27%    (0.13)%          --                 (0.06)%              --
   Class C - Before Taxes                        5.16%     0.23%           --                    --             (0.07)%
   S&P 500 Index(3)                              8.64%     1.96%         2.02%(4)              2.02%(4)          2.02%(4)
FUNDAMENTAL RESEARCH FUND
   Class A - Before Taxes                          --        --         (4.24)%                  --                --
   Class A - After Taxes on Distributions(2)       --        --         (4.24)%                  --                --
   Class A - After Taxes on Distributions and
      Sale of Fund Shares(2)                       --        --         (2.76)%                  --                --
   Class B - Before Taxes                          --        --            --                 (5.28)%              --
   Class C - Before Taxes                          --        --            --                    --             (2.82)%
   S&P 500 Index(3)                                --        --          1.77%(5)             (0.08)%(6)        (2.88)%(7)

----------
(1) Class A, Class B and Class C shares of Disciplined LargeCap Fund commenced operations on December 30, 1998. Class A, Class B and Class C shares of Fundamental Research Fund commenced operations on December 28, 2005, February 6, 2006 and April 17, 2006, respectively.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns for Class B and Class C shares will vary from the after-tax returns presented for Class A shares.

(3) The S&P 500 Index is an unmanaged Index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The Index returns are for the period beginning January 1, 1999.

(5)  The Index returns are for the period beginning January 1, 2006.

(6)  The Index returns are for the period beginning February 1, 2006.

(7)  The Index returns are for the period beginning May 1, 2006.

          For a discussion by the sub-adviser regarding the performance of Fundamental Research Fund for the fiscal year ended May 31, 2006, see APPENDIX A to this Proxy Statement/Prospectus. Additional information about Fundamental Research Fund is included in APPENDIX C to this Proxy Statement/Prospectus.

COMPARISON OF INVESTMENT TECHNIQUES AND PRINCIPAL RISKS OF INVESTING IN THE
FUNDS

          Because the Funds have investment objectives that are similar, many of the risks of investing in Fundamental Research Fund are the same as the risks of investing in Disciplined LargeCap Fund. You may lose money on your investment in either Fund. The value of each Fund's shares may go up or down, sometimes rapidly and unpredictably. Market conditions, financial conditions of issuers represented in the portfolio, investment strategies, portfolio management, and other factors affect the volatility of each Fund's shares. The following summarizes and compares the principal investment techniques and risks of investing in the Funds.

          PRICE VOLATILITY. Both Funds are subject to price volatility risk. The value of each Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Both Funds invest primarily in equity securities of larger companies, which sometimes have more stable prices than smaller companies. The sub-adviser of Disciplined LargeCap Fund tries to remain fully invested in companies included in the S&P 500 index, and generally does not change its strategy even temporarily, which could make the Fund more susceptible to poor market conditions. Fundamental Research Fund may invest in securities of small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification and may be dependent on a few key managers. Securities of small-and mid-sized companies tend to be more volatile and less liquid than stocks of larger companies.

          MARKET TRENDS. Both Funds are subject to the risk of market trends. From time to time, the stock market may not favor the core securities in which each Fund invests. Rather, the market could favor value-oriented securities or small company securities, or may not favor equities at all.

          MANAGER RISK. Both Funds are subject to manager risk. The success of each Fund's strategy depends significantly on its sub-adviser's skill in determining which securities to overweight, underweight or avoid altogether. There is no guarantee that the investment decisions of the sub-adviser will lead to favorable results.

          DERIVATIVES. Both Funds are subject to the risk of investing in derivatives. Derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instruments, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of each Fund and may reduce its returns.

          SECURITIES LENDING. Both Funds are subject to the risk that when lending portfolio securities, the securities may not be available to each Fund, respectively, on a timely basis and each Fund may lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in each Fund.

          PORTFOLIO TURNOVER. Disciplined LargeCap Fund may have a high portfolio turnover rate, which creates greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

          CONVERTIBLE SECURITIES. Fundamental Research Fund is subject to the risk of investing in convertible securities. The value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. Fundamental Research Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

          INITIAL PUBLIC OFFERINGS ("IPOS"). Fundamental Research Fund is subject to the risk of investing in IPOs. IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stock of newly-public companies may decline shortly after the initial public offering. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

          EXCHANGE TRADED FUNDS ("ETFS"). Fundamental Research Fund is subject to the risk of investing in ETFs. ETFs present risks similar to those of an investment in the underlying securities held by the ETF. Because ETFs trade on an exchange, they may not trade at net asset value ("NAV"). Sometimes, the prices of ETFs may vary significantly from the ETF's underlying NAVs. Additionally, if the Fund elects to redeem its ETF shares rather than selling them on the secondary market, the Fund will receive the underlying securities which it must then sell in order to obtain cash. Additionally, you may pay a proportionate share of the expenses of the ETF in addition to the expenses of the Fund.

          FOREIGN INVESTING. Fundamental Research Fund is subject to the risk of investing in foreign securities. Foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected. American Depositary Receipts are subject to risks of foreign investments, and they may not always track the price of the underlying foreign security. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments.

                         COMPARISON OF FEES AND EXPENSES

          The following discussion describes and compares the fees and expenses of the Funds. For further information on the fees and expenses of Fundamental Research Fund, see "APPENDIX C: ADDITIONAL INFORMATION REGARDING ING FUNDAMENTAL RESEARCH FUND."

MANAGEMENT FEES

          Each Fund pays its investment adviser, ING Investments, a management fee, payable monthly, based on the average daily net assets of the Fund. The following table shows the aggregate annual management fee paid by each Fund for the most recent fiscal year as a percentage of that Fund's average daily net assets:

FUND                                       MANAGEMENT FEES
-------------------------   ---------------------------------------------
Disciplined LargeCap Fund   0.70% of the Fund's average daily net assets.
Fundamental Research Fund   0.70% of the Fund's average daily net assets.

          If the Reorganization is approved by shareholders, Fundamental Research Fund will pay a management fee of 0.70% on the Fund's average daily net assets over $1 billion.

SUB-ADVISER FEES

          ING Investments pays ING IM, the sub-adviser to each Fund, a sub-advisory fee payable monthly, based on the average daily net assets of the applicable Fund. The following table shows the aggregate annual sub-advisory fee paid by the Adviser to the Sub-Adviser for the most recent fiscal year end as a percentage of that Fund's average daily net assets.

FUND                                      SUB-ADVISORY FEES
-------------------------   ---------------------------------------------
Disciplined LargeCap Fund   0.3150% of the Fund's average daily net assets.
Fundamental Research Fund   0.3150% of the Fund's average daily net assets.

          If the Reorganization is approved, ING Investments will pay ING IM a sub-advisory fee of 0.3150% on the Fund's average daily net assets.

ADMINISTRATION FEES

          Each Fund pays an annual administration fee of 0.10% of its average daily net assets. If the Reorganization is approved by shareholders, Fundamental Research Fund will pay an annual administration fee of 0.10% of the Fund's average daily net assets.

DISTRIBUTION AND SERVICE FEES

          Each Fund pays the distribution (12b-1) and/or service fees for each Class of shares as described in the table entitled "Annual Fund Operating Expenses."

EXPENSE LIMITATION ARRANGEMENTS

          Disciplined LargeCap Fund currently has no contractual expense limitation agreement in place. However, pursuant to a side agreement effective January 1, 2006, ING Investments, LLC has effected expense limits for ING Disciplined LargeCap Fund of 1.36%, 2.11%, and 2.11% for Class A, Class B and Class C shares, respectively, through at least December 31, 2006. There is no guarantee that this side agreement will continue after that date. These side agreements will only renew if ING Investments, LLC elects to renew them. Any fees waived or expenses reimbursed pursuant to the side agreements shall not be eligible for recoupment.

          ING Investments has entered into a written expense limitation agreement with Fundamental Research Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The expense limits will continue through at least October 1, 2008. The expense limitation agreement is contractual and shall renew automatically for one-year terms, unless ING Investments provides written notice of termination of the expense limitation agreement within ninety (90) days of the end of the then current term or upon termination of the investment management agreement. Pursuant to this expense limitation agreement, the expense limits for Fundamental Research Fund are 1.25%, 2.00% and 2.00% for Class A, Class B and Class C shares, respectively.

EXPENSE TABLES

          There are two types of fees and expenses when you invest in mutual funds: fees, including sales charges, you pay directly when you buy or sell shares, and operating expenses paid each year by the Funds. The following table shows the fees and expenses for Class A, Class B and Class C shares of Fundamental Research Fund and Disciplined LargeCap Fund.

                       TRANSACTION FEES ON NEW INVESTMENTS
                    (fees paid directly from your investment)

                                                CLASS A(1)   CLASS B(1)   CLASS C(1)
                                                ----------   ----------   ---------
Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)     5.75%(2)     None        None

Maximum deferred sales charge (load)(as a
percentage of the lower of original
purchase price or redemption proceeds)             None(3)    5.00%(4)    1.00%(5)

----------
(1) The Funds do not impose any front-end sales charge (load) on reinvested dividends or distributions.

(2) Reduced for purchases of $50,000 and over. See "Class A Shares: Initial Sales Charge Alternative" in APPENDIX C.

(3) A contingent deferred sales charge of no more than 1.00% may be assessed on redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more. See "Class A Shares:
     Initial Sales Charge Alternative" in APPENDIX C.

(4) Imposed upon redemptions within 6 years of purchase. The fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in APPENDIX C.

(5)  Imposed upon redemptions within 1 year from purchase. See "Class C shares:
     Deferred Sales Charge" in APPENDIX C.

          Neither Disciplined LargeCap Fund nor Fundamental Research Fund has any redemption fees, exchange fees or sales charges on reinvested dividends.

          The current expenses of each of the Funds and estimated PRO FORMA expenses giving effect to the proposed Reorganization are shown in the following table. Expenses of the Funds are based upon the operating expenses incurred by Class A, Class B and Class C shares of the Funds for the period ended May 31, 2006. PRO FORMA fees show estimated fees of Fundamental Research Fund after giving effect to the proposed Reorganization as adjusted to reflect contractual changes. Fundamental Research Fund PRO FORMA numbers are estimated in good faith and are hypothetical.

                         ANNUAL FUND OPERATING EXPENSES
                               AS OF MAY 31, 2006
 (expenses that are deducted from Fund assets, shown as a ratio of expenses to average daily net assets) (1)

                                                         DISTRIBUTION
                                                          (12B-1)AND
                                                          SHAREHOLDER                 TOTAL FUND        WAIVERS,
                                            MANAGEMENT     SERVICING       OTHER       OPERATING     REIMBURSEMENT,       NET
                                               FEES         FEES        EXPENSES(2)    EXPENSES    AND RECOUPMENT(3)   EXPENSES
                                            ----------   ------------   -----------   ----------   -----------------   --------
CLASS A
Disciplined LargeCap Fund                      0.70%        0.30%(4)      0.50%          1.50%           (0.14)%         1.36%
Fundamental Research Fund                      0.70%        0.25%         2.79%(5)       3.74%(5)        (2.49)%         1.25%
Fundamental Research Fund (Surviving Fund
After the Reorganization) (Estimated
Fundamental Research Fund Pro Forma)
(Unaudited)                                    0.70%        0.25%         0.67%          1.62%(6)        (0.37)%         1.25%

CLASS B
Disciplined LargeCap Fund                      0.70%        1.00%         0.50%          2.20%           (0.09)%         2.11%
Fundamental Research Fund                      0.70%        1.00%         2.79%          4.49%(5)        (2.49)%         2.00%
Fundamental Research Fund (Surviving Fund
After the Reorganization) (Estimated
Fundamental Research Fund Pro Forma)
(Unaudited)                                    0.70%        1.00%         0.67%          2.37%(6)        (0.37)%         2.00%

CLASS C
Disciplined LargeCap Fund                      0.70%        1.00%         0.50%          2.20%           (0.09)%         2.11%
Fundamental Research Fund                      0.70%        1.00%         2.79%(5)       4.49%(5)        (2.49)%         2.00%
Fundamental Research Fund (Surviving Fund
After the Reorganization) (Estimated
Fundamental Research Fund Pro Forma)
(Unaudited)                                    0.70%        1.00%         0.67%(6)       2.37%(6)        (0.37)%         2.00%

----------
(1) The fiscal year end for each Fund is May 31, however, since Fundamental Research Fund did not commence operations until December 28, 2005, the information provided for the Fund is as of its commencement date through its fiscal year end.

(2) ING Fund Services receives an annual administration fee equal to 0.10% of each Fund's average daily net assets.

(3) ING Investments has entered into a written expense limitation agreement with Fundamental Research Fund, under which it will limit expenses of the Fund, excluding interest, taxes, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments within three years. The amount of the Fund's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading "Waivers, Reimbursement and Recoupment." The expense limits will continue through at least October 1, 2007. The expense limitation agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. Pursuant to this expense limitation agreement, the expense limits for Fundamental Research Fund are 1.25%, 2.00% and 2.00% for Class A, Class B and Class C shares, respectively. There is no expense limitation agreement currently in place for Disciplined LargeCap Fund. However, pursuant to a side agreement effective January 1, 2006, ING Investments, LLC has effected expense limits for ING Disciplined LargeCap Fund of 1.36%, 2.11%, and 2.11% for Class A, Class B and Class C shares, respectively, through at least December 31, 2006. There is no guarantee that this side agreement will continue after that date. These side agreements will only renew if ING Investments, LLC elects to renew them. Any fees waived or expenses reimbursed pursuant to the side agreements shall not be eligible for recoupment.

(4) ING Funds Distributor, LLC has contractually agreed to waive 0.05% of the Distribution Fee for Class A shares of Disciplined LargeCap Fund. The fee waiver is for the period beginning January 1, 2006 through December 31, 2006. There is no guarantee that this waiver will continue after December 31, 2006.

(5) Included in other expenses is approximately 1.96% of Offering and Organizational expense. This expense is non-recurring in nature and will only continue through December 31, 2006. Without the non-recurring Offering and Organizational expense, the Other Expenses are 0.83% and the Total Fund Operating Expenses are 1.78%, 2.53% and 2.53% for Class A, Class B and Class C Shares, respectively.

(6) Included in other expenses is approximately 0.21% of Offering and Organizational expense. This expense is non-recurring in nature and will only continue through December 31, 2006. Without the non-recurring Offering and Organizational expense, the PRO FORMA Other Expenses are 0.46% and the PRO FORMA Total Fund Operating Expenses are 1.41%, 2.16% and 2.16% for Class A, Class B and Class C Shares, respectively.

          EXAMPLES. The following examples are intended to help you compare the cost of investing in each Fund and the combined Fund. The examples assume that you invest $10,000 in each Fund and in the combined Fund after the Reorganization for the time periods indicated. The examples also assume that your investment has a 5% return each year and that each Fund's operating expenses remain the same. The 5% return is an assumption and is not intended to portray past or future investment results. Based on the above assumptions, you would pay the following expenses if you redeem your shares at the end of each period shown. Your actual costs may be higher or lower.

                        DISCIPLINED LARGECAP FUND            FUNDAMENTAL RESEARCH FUND(1) ***
                  -------------------------------------   -------------------------------------
                  1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------   -------   -------   --------   ------   -------   -------   --------
CLASS A            $706     $1,009    $1,334    $2,251     $695     $1,054    $1,437    $2,508
CLASS B*           $714     $  980    $1,371    $2,350     $703     $1,037    $1,498    $2,641
CLASS C            $314     $  680    $1,171    $2,527     $303     $  737    $1,298    $2,826

                       ESTIMATED FUNDAMENTAL RESEARCH FUND
                        PRO FORMA: THE FUNDS COMBINED** +

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------   -------   -------   --------
CLASS A            $695      $981     $1,287    $2,156
CLASS B*           $703      $961     $1,345    $2,290
CLASS C            $303      $661     $1,145    $2,480

          You would pay the following expenses if you did not redeem your shares:

                        DISCIPLINED LARGECAP FUND            FUNDAMENTAL RESEARCH FUND(1)***
                  -------------------------------------   -------------------------------------
                  1 YEAR   3 YEARS   5 YEARS   10 YEARS   1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------   -------   -------   --------   ------   -------   -------   --------
CLASS A            $706     $1,009    $1,334    $2,251     $695     $1,054    $1,437    $2,508
CLASS B*           $214     $  680    $1,171    $2,350     $203     $  737    $1,298    $2,641
CLASS C            $214     $  680    $1,171    $2,527     $203     $  737    $1,298    $2,826

                       ESTIMATED FUNDAMENTAL RESEARCH FUND
                         PRO FORMA: THE FUNDS COMBINED**

                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
                  ------   -------   -------   --------
CLASS A            $695      $981     $1,287    $2,156
CLASS B*           $203      $661     $1,145    $2,290
CLASS C            $203      $661     $1,145    $2,480

----------
(1) The examples reflect the contractual expense limitation for the one-year period, and the first year of the three-, five- and ten-year periods.

* The ten-year calculations for Class B shares assume conversion of the Class B shares to Class A shares at the end of the eighth year following the date of purchase.

**   Estimated.

***  Years 2-10 reflect the expiration of 1.96% of Offering expense after Year
     1.

+    Years 2-10 reflect the expiration of 0.21% of Offering expense after Year
     1.

GENERAL INFORMATION

          Class A shares of Fundamental Research Fund issued to a shareholder in connection with the Reorganization will not be subject to an initial sales charge, but Class B and Class C shares will be subject to the same contingent deferred sales charge, if any, applicable to the corresponding shares of Disciplined LargeCap Fund held by that shareholder immediately prior to the Reorganization.

          In addition, the period that the shareholder held shares of Disciplined LargeCap Fund will be included in the holding period of Fundamental Research Fund shares for purposes of calculating any contingent deferred sales charge. Similarly, Class B shares of Fundamental Research Fund issued to a shareholder in connection with the Reorganization will convert to Class A shares eight years after the date that the Class B shares of Disciplined LargeCap Fund were purchased by the shareholder. Each Fund is subject to the sales load structure described in the table above in the section "Expense Tables."

          Following the Reorganization, certain holdings of Disciplined LargeCap Fund that are transferred to Fundamental Research Fund in connection with the Reorganization may be sold. Such sales may result in increased transaction costs for Fundamental Research Fund, and the realization of taxable gains or losses for Fundamental Research Fund.

KEY DIFFERENCES IN RIGHTS OF ING DISCIPLINED LARGECAP FUND'S SHAREHOLDERS AND ING FUNDAMENTAL RESEARCH FUND'S SHAREHOLDERS

          Each Fund is organized as a series of ING Equity Trust, a Massachusetts business trust, and is governed by the same Declaration of Trust. As such, there are no key differences in the rights of shareholders of the Funds.

                      INFORMATION ABOUT THE REORGANIZATION

THE REORGANIZATION AGREEMENT

          The terms and conditions under which the proposed transaction may be consummated are set forth in the Reorganization Agreement. Significant provisions of the Reorganization Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as APPENDIX B.

          The Reorganization Agreement provides for (i) the transfer, as of the Closing Date, of all of the assets of Disciplined LargeCap Fund in exchange for shares of beneficial interest of Fundamental Research Fund and the assumption by Fundamental Research Fund of Disciplined LargeCap Fund's known liabilities, as set forth in that Fund's Statement of Assets and Liabilities as of the Closing Date; and (ii) the distribution of shares of Fundamental Research Fund to shareholders of Disciplined LargeCap Fund, as provided for in the Reorganization Agreement. Disciplined LargeCap Fund will then be liquidated.

          Each Class A, Class B and Class C shareholder of Disciplined LargeCap Fund will hold, immediately after the Closing Date, shares of the corresponding class of Fundamental Research Fund having an aggregate value equal to the aggregate value of the shares of the corresponding class of Disciplined LargeCap Fund held by that shareholder as of the Closing Date. In the interest of economy and convenience, shares of Fundamental Research Fund generally will not be represented by physical certificates, unless you request the certificates in writing.

          Until the Closing Date, shareholders of Disciplined LargeCap Fund will continue to be able to redeem their shares. Redemption requests received after the Closing Date will be treated as requests received by Fundamental Research Fund for the redemption of its shares.

          The obligations of the Funds under the Reorganization Agreement are subject to various conditions, including approval of the shareholders of Disciplined LargeCap Fund. The Reorganization Agreement also requires that each of the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be terminated by mutual agreement of the parties or on certain other grounds. Please refer to APPENDIX B to review the terms and conditions of the Reorganization Agreement.

REASONS FOR THE REORGANIZATION

          The Reorganization is one of several reorganizations that have taken place among various ING Funds. The ING Fund complex has grown in recent years through the addition of many funds. Management of the ING Funds has proposed the consolidation of several of the ING Funds that they believe have similar or compatible investment strategies. The reorganizations are designed to reduce the substantial overlap in funds offered in the ING Funds complex, thereby eliminating inefficiencies and confusion about overlapping funds. ING Investments also believes that the reorganizations may benefit Fund shareholders by resulting in a surviving fund with a greater asset base. This is expected to provide greater investment opportunities for the surviving fund and the potential to take larger portfolio positions.

          The proposed Reorganization was initially presented for consideration to, and was approved by, the Board of Trustees of the Funds at a meeting held on May 25, 2006. The Trustees of the Funds, including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended, (the "1940 Act")) of the Funds, determined that the interests of the shareholders of either Fund will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of both Funds and their shareholders.

          The Reorganization will allow Disciplined LargeCap Fund's shareholders to continue to participate in a professionally-managed portfolio that seeks to maximize total return through investments in a diversified portfolio of common stocks. Additionally, the proposed Reorganization is expected to result in lower gross and net expenses for shareholders of all classes of Disciplined LargeCap Fund. Consolidation of the Funds also will result in a more viable, surviving Fund whose style should attract greater interest from investors.

          As shareholders of Fundamental Research Fund, shareholders will be able to continue to exchange into the ING Funds that offer the same Class of shares in which such shareholder is currently invested. A list of the ING Funds and the Classes available after the Reorganization is contained in APPENDIX D.

BOARD CONSIDERATIONS

          The Board of Trustees of Disciplined LargeCap Fund, in recommending the proposed transaction, considered a number of factors, including the following:

     - the plans of management to reduce overlap in funds in the ING Fund complex;

     - the relative investment performance of the Disciplined LargeCap Fund as compared to the Fundamental Research Fund, including the short track record for Fundamental Research Fund;

     - expense ratios and information regarding fees and expenses of Disciplined LargeCap Fund as compared to Fundamental Research Fund, including gross and net expense before and after the Reorganization;

     - the relative size of the Funds, including that each Fund is a small fund; Fundamental Research Fund is also a relatively young fund, having commenced operations on December 28, 2005, and is a best ideas extension of ING's Growth and Income strategy;

     - that the Reorganization will not dilute the interests of either Fund's current shareholders;

     - the similarities and differences between investment objectives and principal investment strategies of Fundamental Research Fund and those of Disciplined LargeCap Fund;

     - the availability of a suitable class of shares in Fundamental Research Fund for all shareholders of Disciplined LargeCap Fund;

     - the expenses relating to the Reorganization will be shared equally by the Adviser (or its affiliate) and Disciplined LargeCap Fund;

     -    any benefits that may be realized by the Adviser; and

     - the tax consequences of the Reorganization to Disciplined LargeCap Fund and its shareholders, including the tax-free nature of the transaction.

          The Board of Trustees also considered the future potential benefits to ING Investments in that its costs to administer both Funds may be reduced if the Reorganization is approved.

          THE TRUSTEES OF DISCIPLINED LARGECAP FUND RECOMMEND THAT SHAREHOLDERS APPROVE THE REORGANIZATION WITH FUNDAMENTAL RESEARCH FUND.

TAX CONSIDERATIONS

          The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Accordingly, pursuant to this treatment, neither Disciplined LargeCap Fund nor its shareholders, nor Fundamental Research Fund nor its shareholders, are expected to recognize any gain or loss for federal income tax purposes from the transactions contemplated by the Reorganization Agreement. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds.

          Immediately prior to the Reorganization, Disciplined LargeCap Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to its shareholders all of Disciplined LargeCap Fund's investment company taxable income for taxable years ending on or prior to the Reorganization (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Reorganization (after reduction for any available capital loss carryforward). Such dividends will be included in the taxable income of Disciplined LargeCap Fund's shareholders.

          As of May 31, 2006, Disciplined LargeCap Fund had accumulated capital loss carryforwards of approximately $41.7 million and Fundamental Research Fund had accumulated no capital loss carryforwards. After the Reorganization, the losses of Disciplined LargeCap Fund generally will be available to Fundamental Research Fund to offset its capital gains, although a portion of the amount of these losses that may offset Disciplined Large Cap Fund's capital gains in any given year will be limited due to this Reorganization. The ability of Disciplined LargeCap Fund to absorb losses in the future depends upon a variety of factors that cannot be known in advance, including the existence of capital gains against which these losses may be offset. In addition, the benefits of any of these various capital loss carryforwards currently are available only to pre-reorganization shareholders of each Fund. After the Reorganization, however, these benefits will inure to the benefit of all post-reorganization shareholders of Fundamental Research Fund.

EXPENSES OF THE REORGANIZATION

          The expenses relating to the proposed Reorganization will be shared equally between Disciplined LargeCap Fund and ING Investments (or its affiliate). The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Proxy Statement/Prospectus and proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding the Special Meeting.

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

FORM OF ORGANIZATION

          Each Fund is a diversified series of ING Equity Trust, an open-end, management investment company organized as a Massachusetts business trust. ING Equity Trust is governed by a Board of Trustees consisting of eleven members. For more information on the history of ING Equity Trust, see each Fund's SAI.

ADVISERS

          ING Investments, an Arizona limited liability company, is the adviser to both Funds. As of June 30, 2006, ING Investments managed approximately
$44.9 billion in assets. ING Investments is registered with the SEC as an investment adviser. ING Investment's principal offices are located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

          ING Investments is an indirect, wholly-owned subsidiary of ING Capital Corporation, LLC which is a wholly-owned subsidiary of ING Groep, N.V. ("ING Groep"). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

          ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund. ING Investments is responsible for monitoring the investment programs and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or a Fund's Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Funds.

          For information regarding the basis for the Board's approval of portfolio management relationships, please refer to Disciplined LargeCap Fund's annual shareholder report, dated May 31, 2006, and Fundamental Research Fund's annual shareholder report, dated May 31, 2006. ING Investments has full investment discretion and ultimate authority to make all determinations with respect to the investment of the Funds' assets and the purchase and sale of portfolio securities.

DISTRIBUTOR

          ING Funds Distributor, LLC (the "Distributor"), whose address is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, is the principal distributor for both Funds and is a member of the NASD.

          To obtain information about NASD member firms and their associated persons, you may contact the NASD at www.nasdr.com or the NASD BrokerCheck Hotline at 1-800-289-9999. An investment brochure describing the Public Disclosure Program is available from the NASD.

DIVIDENDS AND OTHER DISTRIBUTIONS

          Each Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Each Fund distributes capital gains, if any, on an annual basis. Dividends and distributions of each of the Funds are automatically reinvested in additional shares of the respective Class of the particular Fund, unless the shareholder elects to receive distributions in cash.

          If the Reorganization Agreement is approved by Disciplined LargeCap Fund's shareholders, then as soon as practicable before the Closing Date, Disciplined LargeCap Fund will pay its shareholders a cash distribution of substantially all undistributed net investment income and undistributed realized net capital gains.

CAPITALIZATION

          The following table shows on an unaudited basis the capitalization of each of the Funds as of May 31, 2006, and on a PRO FORMA basis as of May 31, 2006, giving effect to the Reorganization:

                                                       NET ASSET
                                                         VALUE        SHARES
                                          NET ASSETS   PER SHARE   OUTSTANDING
                                         -----------   ---------   -----------
DISCIPLINED LARGECAP FUND
   Class A                               $ 4,977,231     $10.32       482,121
   Class B                               $23,953,970     $ 9.83     2,437,823
   Class C                               $ 9,470,689     $ 9.82       963,939
FUNDAMENTAL RESEARCH FUND
   Class A                               $ 5,135,750     $10.16       505,556
   Class B                               $    24,598     $10.12         2,430
   Class C                               $    76,802     $10.12         7,588
PRO FORMA - FUNDAMENTAL RESEARCH FUND
   INCLUDING DISCIPLINED LARGECAP FUND
   Class A                               $10,107,602(1)  $10.16       994,912(2)
   Class B                               $23,952,682(1)  $10.12     2,366,865(2)
   Class C                               $ 9,537,256(1)  $10.12       942,415(2)

----------
(1) Reflects adjustments of ($5,379), ($25,886) and ($10,235) for Class A, Class B and Class C, respectively, for estimated one time merger expenses (See Note 5 in Notes to Unaudited Pro Forma Financial Statements).

(2) Reflects adjustment of 7,764 shares, (70,830) shares and (28,100) shares for Class A, Class B and Class C, respectively, for new shares issued and shares redeemed, net of retired shares of Disciplined LargeCap Fund (Calculation Net Asset / NAV per share).

                  GENERAL INFORMATION ABOUT THE PROXY STATEMENT

SOLICITATION OF PROXIES

          Solicitation of proxies is being made primarily by the mailing of the Notice and this Proxy Statement/Prospectus with its enclosures on or about November 22, 2006. Shareholders of Disciplined LargeCap Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of ING Investments and its affiliates, without additional compensation, may solicit proxies in person or by telephone, telegraph, facsimile, or oral communications. Disciplined LargeCap Fund has retained Computershare Fund Services (the "Solicitor"), a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. The estimated cost of the proxy solicitation is $12,000. ING Investments (or an affiliate) and Disciplined LargeCap Fund will share equally the cost of the proxy solicitation. Shareholders of Disciplined LargeCap Fund may receive a telephone call from the professional proxy solicitation firm asking the shareholder to vote.

          In all cases where a proxy is solicited by telephone, the Solicitor is required to ask the person to provide identifying registration data, including full name and address, and, if known, the number of shares owned. If the shareholder is a corporation or other entity, the Solicitor will ask for the title of the person and for confirmation that the person is authorized to direct the voting of the shares. The Solicitor will advise the shareholder that the shareholder can vote his or her shares over the telephone and will ask if the shareholder would like to cast a vote. Although the Solicitor's representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement/Prospectus. The Solicitor will then record the shareholder's instructions on the Proxy Card. Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

          If a shareholder wishes to participate in the Special Meeting, but does not wish to give a proxy by telephone, the shareholder may still submit the proxy originally sent with the Proxy Statement/Prospectus, attend in person or vote online by logging on to www.proxyweb.com and following the on-line directions. Should shareholders require additional information regarding the proxy or require replacement of the proxy, they may contact the Solicitor toll-free at 1-866-415-5996.

          A shareholder may revoke the accompanying proxy at any time prior to its use by filing with Disciplined LargeCap Fund, a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Special Meeting in person may vote by ballot at the Special Meeting, thereby canceling any proxy previously given. The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" the Reorganization proposal and may vote in their discretion with respect to other matters not now known to the Board of Disciplined LargeCap Fund that may be presented at the Special Meeting.

VOTING RIGHTS

          As a shareholder of Disciplined LargeCap Fund, you are entitled to one vote for each share held as to any matter on which you are entitled to vote and for each fractional share that you own, you shall be entitled to a proportionate fractional vote. Shares have no preemptive or subscription rights.

          Only shareholders of Disciplined LargeCap Fund at the close of business on October 10, 2006 (the "Record Date") will be entitled to be present and give voting instructions for Disciplined LargeCap Fund at the Special Meeting with respect to their shares owned as of that Record Date. As of the Record Date, 3,607,172.380 shares of Disciplined LargeCap Fund were outstanding and entitled to vote.

          Approval of the Reorganization Agreement requires the vote, if a quorum is present, of a majority of the shares voted in person or by proxy. The holders of a majority of outstanding shares present in person or by proxy shall constitute a quorum at any meeting of the shareholders. If a shareholder abstains from voting as to any matter, or if a broker returns a "non-vote" proxy, indicating a lack of authority to vote on a matter, the shares represented by the abstention or non-vote will be deemed present at the Special Meeting for purposes of determining a quorum. However, abstentions and broker non-votes will not be deemed represented at the Special Meeting for purposes of calculating the vote on any matter. For this reason, with respect to matters requiring the affirmative majority of the total shares outstanding, an abstention or broker non-vote will have the effect of a vote against the Reorganization.

          Disciplined LargeCap Fund expects that, before the Special Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If these instructions are not received by the date specified in the broker-dealer firms' proxy solicitation materials, Disciplined LargeCap Fund understands that the broker-dealers that are members of the New York Stock Exchange may consider whether the rules of the New York Stock Exchange permit the broker-dealers to vote on the items to be considered at the Special Meeting on behalf of their customers and beneficial owners. If permitted, such broker-dealers may so vote.

          To the knowledge of ING Investments, as of October 10, 2006, no current Trustee owns 1% or more of the outstanding shares of either Fund, and the officers and Trustees own, as a group, less than 1% of the shares of either Fund.

          APPENDIX E hereto lists the persons that, as of October 10, 2006, owned beneficially or of record 5% or more of the outstanding shares of any Class of Disciplined LargeCap Fund or Fundamental Research Fund.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

          Disciplined LargeCap Fund does not know of any matters to be presented at the Special Meeting other than those described in this Proxy
Statement/Prospectus. If other business should properly come before the Special Meeting, the proxy holders will vote thereon in accordance with their best judgment.

SHAREHOLDER PROPOSALS

          Disciplined LargeCap Fund is not required to hold regular annual meetings and, in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy or if otherwise deemed advisable by Disciplined LargeCap Fund's management. Therefore, it is not practicable to specify a date by which shareholder proposals must be received in order to be incorporated in an upcoming proxy statement for an annual meeting.

          IN ORDER THAT THE PRESENCE OF A QUORUM AT THE SPECIAL MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.


                                         /s/ Huey P. Falgout
                                         ---------------------------------------
                                         Huey P. Falgout, Jr.,
                                         SECRETARY


November 29, 2006
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258-2034

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

                                                                      APPENDIX A

          PORTFOLIO MANAGERS' REPORT FOR ING FUNDAMENTAL RESEARCH FUND

          Set forth below is an excerpt from ING Fundamental Research Fund's Annual report, dated May 31, 2006.

          Investors in GLOBAL EQUITIES gained 8.4% in the six months ended May 31, 2006, according to the Morgan Stanley Capital International ("MSCI") World(R) Index(1) in dollars, including net reinvested dividends, almost matching the 8.8% six month return ended November 30, 2005 (returning 18.0% for the year ended May 31, 2006). But with just three weeks to go, after the best first calendar quarter since 1998, the gain had been over 15%. At that point, investors were gripped by fears that zealous, inflation fighting central banks would raise U.S. interest rates by more than enough to choke off the global growth enjoyed in recent years. And as May 2006 ended, the only question was whether the late slide was just a correction, or the start of something big. In CURRENCIES the dollar could not maintain its strength from the six months ended November 30, 2005, as some of its main drivers ran out of steam, and in the six months ended May 31, 2006 slid 8.0%, 7.5% and 6.0%, respectively against the euro, pound and yen (falling 3.9%, 2.8% and gaining 3.8%, respectively against the euro, pound and yen for the year ended May 31, 2006).

          For U.S. FIXED-INCOME investors, the event of the six-month period ended May 31, 2006 was the retirement in January 2006 of Alan Greenspan after 18 years as Chairman of the Federal Reserve ("Fed"). Incoming Chairman Dr. Ben Bernanke quickly confirmed that he would maintain the inflation-fighting focus of his predecessor. Another fixed-income "event" was the sale in February 2006 of 30-year U.S. Treasury bonds for the first time since 2001. The sale went well; so well that its respective yield immediately fell below that of the 10-year U.S. Treasury note. In fact, by February 2006 month-end, the yield curve had slightly inverted along much of its range. However, this was short-lived as successive inflation reports repeatedly showed the core rate at or above the top of the Federal Open Market Committee's ("FOMC") comfort zone. The FOMC, now under Dr. Bernanke, raised rates for the fifteenth time in March 2006, dating back to June 2004 and for the sixteenth time in May 2006. Yet the minutes from the March 2006 meeting said that the end of the tightening cycle was near, and by the end of April 2006, Dr. Bernanke himself was openly hinting at a pause after May 2006. Meanwhile, the price of a barrel of oil had been making new records in April 2006, boosted by political concerns in Iran, Nigeria and Venezuela. The combination of inflationary pressures and the Fed about to go on hold lifted the yield on the 10-year U.S. Treasury through 5% for the first time in nearly four years, to its peak of 5.19% on May 12, 2006. The trend was broken the next day when a plunge in previously soaring commodity prices suggested a slowdown in world growth and then a few days later, after another stubbornly high core consumer price index ("CPI") figure, a Fed official cast doubt on an FOMC pause. By month end, the curve was flattening again. For the six-month period ended May 31, 2006, the broad Lehman Brothers Aggregate Bond Index(2) of investment grade bond returns barely moved, rising just 1 basis point for the six months ended May 31, 2006 (falling 0.5% for the year ended May 31, 2006).

          At the same time, the U.S. EQUITIES market in the form of the Standard & Poor's 500(R) Composite Stock Price ("S&P 500(R)") Index(3), gained 2.6% including dividends, and traded at a price-to-earnings ("P/E") ratio of 14.8 times earnings for the current fiscal year ended May 31, 2006. Equities investors watched intently the ebb and flow of sentiment in the fixed-income market described above. Interest rate dynamics are of course a key driver of stock prices. The higher rates are the more attractive bonds become as an alternative investment. Rising interest rates eat into corporate profits and stifle investment. Consumers are discouraged from spending by higher borrowing and credit card costs and in particular, potential homebuyers think twice, keeping house prices down. The last point has been particularly important in recent years since rising house prices have made consumers feel wealthier and encouraged them to spend, even more than they were earning. The housing sector, measured by sales, construction, inventories and mortgage applications indeed weakened during the period, albeit choppily. Corporate profits were on track to complete their eleventh straight quarter of double-digit year over year growth but the trend was expected to fall. Gross domestic product ("GDP") bounced back smartly in the first quarter of 2006, with growth of 5.3% after the Hurricanes Katrina and Rita induced stumble in late 2005, but again deceleration was generally forecast. Of prime importance to equity investors then, was that the Fed not over shoot with its tightening and in turn, transform a slow down into a recession. Thus the hints emerging from March 2006, that the FOMC was nearly done drove the S&P 500(R) Index to a five-year high at its peak on May 5, 2006. But that was as good as it got. In the remaining days of the month, the combination of rekindled inflation fears and a newly hawkish Federal Reserve took more away from the six-month return than it left.

          In international markets, the pattern of results resembled those in the U.S., with improved market conditions undercut in May 2006 by new fears of globally rising interest rates. The scale was somewhat larger, however, based on MSCI indices in local currencies including net dividends. JAPAN EQUITIES rose 4.8% based on the MSCI Japan(R) Index(4) plus net dividends for the six months ended May 31, 2006, (42.8% for the year ended May 31, 2006) on a practically uninterrupted flow of reports showing the economy emerging from its protracted slump, but this was 10% less than the return on May 8, 2006. EUROPEAN EX UK markets ended 7% below their early May 2006 high, based on the MSCI Europe ex UK(R) Index(5) plus net dividends, but still held on to an 8.2% gain for the half-year (23.9% for the year ended May 31, 2006), supported by widespread merger and acquisition activity, despite uneven economic news and two 25 basis points interest rate increases. UK EQUITIES added 7.0% for the six months ended May 31, 2006 based on the MSCI UK(R) Index(6) plus net dividends, half of the return at the market peak near the end of April 2006, driven at least temporarily, by the large energy and materials sectors as commodity prices surged and by acquisition-prone financials (18.4% for the year ended May 31, 2006).

----------
(1) The MSCI WORLD(R) INDEX is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3) The STANDARD & POOR'S 500(R) COMPOSITE STOCK PRICE INDEX is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The MSCI JAPAN(R) INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5) The MSCI EUROPE EX UK(R) INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6) The MSCI UK(R) INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

          ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

          Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

          MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE ING CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

                                     * * * *

          ING Fundamental Research Fund (the "Fund") seeks to maximize total return. The Fund is managed by Christopher F. Corapi, ING Investment Management Co. - the Sub-Adviser.

          PERFORMANCE: For the period from December 28, 2005, the Fund's inception, to May 31, 2006, Class A shares, excluding sales charges, provided a total return of 1.60% compared to the Standard and Poor's 500 Composite Stock Price(R) ("S&P 500(R)") Index, which returned 2.57% for the same period.

          PORTFOLIO SPECIFICS: The Fund underperformed the index primarily due to positions in energy exploration and production as the group traded down on weaker natural gas and oil prices. We believe these stocks could benefit this year from an increasing demand by utilities and petrochemical companies. In the health care sector, the Fund's position in HealthNet detracted from performance as the whole sector fell due to concerns over cost and pricing trends. We continue to favor this company, however, given its attractive valuation and improved profit margins compared to its peers. Finally, the Fund's position in Urban Outfitters was hurt by inventory concerns over its Anthropologie and Urban Outfitters chains. We believe that this is a short-term issue and that management's decision to add 200 to 250 new stores over the next several years will be a significant growth driver.

          The Fund's performance did benefit from favorable stock selection in the industrials and information technology sectors. Wesco International, a distributor of electrical supplies and equipment and provider of procurement solutions, contributed the most to outperformance. Strength in Wesco's commercial construction end markets, as well as utility company spending on the upgrading of electricity transmission and distribution helped fuel strong organic growth and margin performance. Another industrial company, ABB, benefited from strength in its process control and transmission equipment businesses. Like Wesco, ABB delivered strong margin improvement and robust sales growth from utility spending on the energy infrastructure. In the technology sector, the Fund benefited from its holdings in Oracle, Cisco and Broadcom. Underweighting Intel and Microsoft also helped performance. We've been neutral to negative on both companies, as their product quality and innovation continue to lag their competitors.

          Finally, the timing of the initial investment of the Fund during the last few days in December and in early January when markets were on balance strong, caused a drag on performance.

          CURRENT STRATEGY AND OUTLOOK: Our current investment strategy is focused on those companies that possess any or all of the following attributes: effective capital allocation, strong competitive position and operations in vibrant industries. Key holdings, such as Flextronics, Taiwan Semiconductor, Medco Health Solutions, ABB and Harrah's Entertainment all feature strong fundamentals, clear catalysts and attractive valuations. For example, we like Medco because of its earnings potential as a result of a recent acquisition of Accredo, and its above-average market share in Merck's Zocor. We expect the company to see profit margins expand this year as a wave of patents on branded drugs starts to expire.

          Our technology holdings reflect our belief that the industry is in a maturation cycle and companies are becoming more vigilant about how they deploy capital and manage their internal finances. For example, we see a proliferation of outsourced manufacturing, on the premise that manufacturing is a low-return-on-capital endeavor without the economies of scale that companies such as Flextronics and Taiwan Semi enjoy. We continue to favor oil and gas services stocks within the energy sector, which we believe are benefiting from capital spending by oil and gas companies.

                                     [CHART]

                            S&P 500(R) INDEX(c)   CLASS A WITHOUT SALES CHARGE(b)   CLASS A WITH SALES CHARGE(a)
12/28/05                         $10,000                           $10,000                     $9,500
5/31/06                          $10,227(c)                        $10,160(b)                  $9,576(a)

           CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED MAY 31, 2006

                           SINCE INCEPTION    SINCE INCEPTION    SINCE INCEPTION
                             OF CLASS A          OF CLASS B         OF CLASS C
                          DECEMBER 28, 2005   FEBRUARY 6, 2006    APRIL 17, 2006
                          -----------------   ----------------   ---------------
Including Sales Charge:
   Class A(1)                  (4.24)%              --                 --
   Class B(2)                     --             (5.28)%               --
   Class C(3)                     --                --              (2.82)%
Excluding Sales Charge:
   Class A                      1.60%               --                 --
   Class B                        --             (0.30)%               --
   Class C                        --                --              (1.84)%
SSP 500(R) Index(4)                2.57%(5)         (0.08)%(6)         (2.88)%(7)

          Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

          The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

          The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service provides, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

          PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FURTHER RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE FUND'S CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. PLEASE LOG ON TO WWW.INGFUNDS.COM OR CALL (800) 992-0180 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

          This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

          THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

          FUND HOLDINGS ARE SUBJECT TO CHANGE DAILY.

----------
(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% for the since inception return.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the since inception return.

(4) The S&P 500 Composite Stock Price ("S&P 500") Index is an unmanaged index that measures the performance o f securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5)  Since inception performance for index is shown from January 1, 2006.

(6)  Since inception performance for index is shown from February 1, 2006.

(7)  Since inception performance for index is shown from May 1, 2006.

                      (This page intentionally left blank)

                                                                      APPENDIX B

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 25th day of May, 2006, by and between ING Equity Trust, a Massachusetts business trust with its principal place of business at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 (the "Trust"), on behalf of ING Fundamental Research Fund (the "Acquiring Fund"), a separate series of the Trust, and the Trust, on behalf of ING Disciplined LargeCap Fund (the "Acquired Fund"), another separate series of the Trust.

          This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B and Class C voting shares of beneficial interest of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of the liabilities of the Acquired Fund described in paragraph 1.3, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

          WHEREAS, the Acquired Fund and the Acquiring Fund are each a series of an open-end, registered investment company of the management type and the Acquired Fund owns securities which generally are assets of the character in which the Acquiring Fund is permitted to invest; and

          WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

          WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities, as described in paragraph 1.3 herein, of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL KNOWN ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

          1.1. Subject to the requisite approval of the Acquired Fund shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor:
(i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B and Class C Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to each class, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the same class, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

          1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the "Closing Date") (collectively, "Assets").

          1.3. The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume the liabilities of the Acquired Fund set forth in the Acquired Fund's Statement of Assets and Liabilities as of the Closing Date delivered by the Trust, on behalf of the Acquired Fund, to the Acquiring Fund, pursuant to paragraph 7.2 hereof. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year, after reduction for any available capital loss carryovers, through the Closing Date.

          1.4. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund's shareholders of record with respect to each class of its shares, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), on a PRO RATA basis within that class, the Acquiring Fund Shares of the same class received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund's shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class B and Class C Acquiring Fund Shares to be so credited to Class A, Class B and Class C Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that same class owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B and Class C shares of the Acquired Fund will represent a number of the same class of Acquiring Fund Shares after the Closing Date, as determined in accordance with
Section 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class B and Class C Acquiring Fund Shares in connection with such exchange.

          1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent, as defined in paragraph 3.3.

          1.6. Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.   VALUATION

          2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures in the then-current prospectus and statement of additional information with respect to the Acquiring Fund, and valuation procedures established by the Acquiring Fund's Board of Trustees.

          2.2. The net asset value of a Class A, Class B and Class C Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information and valuation procedures established by the Acquiring Fund's Board of Trustees.

          2.3. The number of the Class A, Class B and Class C Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets shall be determined with respect to each such class by dividing the value of the net assets with respect to the Class A, Class B and Class C shares of the Acquired Fund, as the case may be, determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share, determined in accordance with paragraph 2.2.

          2.4. All computations of value shall be made by the Acquired Fund's designated record keeping agent and shall be subject to review by Acquiring Fund's record keeping agent and by each Fund's respective independent accountants.

3.   CLOSING AND CLOSING DATE

          3.1. The Closing Date shall be January 13, 2007, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00p.m., Eastern Time. The Closing shall be held at the offices of the Acquiring Fund or at such other time and/or place as the parties may agree.

          3.2. The Acquired Fund shall direct The Bank of New York, as custodian for the Acquired Fund (the "Custodian"), to deliver, at the Closing, a certificate of an authorized officer stating that (i) the Assets shall have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented for examination by the Custodian to the custodian for the Acquiring Fund no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the "1940 Act")) in which the Acquired Fund's Assets are deposited, the Acquired Fund's portfolio securities and instruments deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

          3.3. The Acquired Fund shall direct DST Systems, Inc. (the "Transfer Agent"), on behalf of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Class A, Class B and Class C shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquiring Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

          3.4. In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.   REPRESENTATIONS AND WARRANTIES

          4.1. Except as has been disclosed to the Acquiring Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

               (a) The Acquired Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

               (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

               (d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

               (f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

               (g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability to the Acquired Fund prior to the Closing Date;

               (h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Acquired Fund or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at May 31, 2006 have been audited by KPMG LLP, independent registered public accountants, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

               (j) Since May 31, 2006, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund (For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

               (k) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain ( after reduction for any available capital loss carryover), for the period ending on the Closing Date;

               (m) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

               (n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquired Fund, and, subject to the approval of the shareholders of the Acquired Fund, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (o) The information to be furnished by the Acquired Fund for use in registration statements, proxy materials and other documents filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto; and

               (p) The proxy statement of the Acquired Fund (the "Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.6, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein; and
(ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

          4.2. Except as has been disclosed to the Acquired Fund in a written instrument executed by an officer of the Trust, the Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

               (a) The Acquiring Fund is duly organized as a series of the Trust, which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under the Trust's Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted;

               (b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

               (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

               (d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

               (e) On the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens of other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice and necessary documentation at or prior to the Closing;

               (f) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

               (g) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund's properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

               (h) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Acquiring Fund at May 31, 2006 have been audited by KPMG LLP, independent registered public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

               (i) Since May 31, 2006, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund (For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change);

               (j) On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

               (k) For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its federal income tax under Section 852 of the Code, and has distributed all of its investment company taxable income and net capital gain (as defined in the Code) for periods ending prior to the Closing Date;

               (l) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

               (m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

               (n) The Class A, Class B and Class C Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

               (o) The information to be furnished by the Trust for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

               (p) That insofar as it relates to the Acquiring Fund, the Registration Statement relating to the Acquiring Fund Shares issuable hereunder, and the proxy materials of the Acquired Fund to be included in the Registration Statement, and any amendment or supplement to the foregoing, will, from the effective date of the Registration Statement through the date of the meeting of shareholders of the Acquired Fund contemplated therein (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading, provided, however, that the representations and warranties in this subparagraph (p) shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder.

5.   COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

          5.1. The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

          5.2. The Acquired Fund will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

          5.3. The Acquired Fund covenants that the Class A, Class B and Class C Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

          5.4. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

          5.5. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

          5.6. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus (the "Prospectus"), which will include the Proxy Statement referred to in paragraph 4.1(p), all to be included in a Registration Statement on Form N-14 of the Acquiring Fund (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act, in connection with the meeting of the shareholders of the Acquired Fund to consider approval of this Agreement and the transactions contemplated herein.

          5.7. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Class A, Class B and Class C Acquiring Fund Shares received at the Closing.

          5.8. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

          5.9. The Trust, on behalf of the Acquired Fund, covenants that the Trust will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust's, on behalf of the Acquired Fund's, title to and possession of the Acquiring Fund's Shares to be delivered hereunder, and (b) the Trust's, on behalf of the Acquiring Fund's, title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

          5.10. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

          The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

          6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          6.2. The Trust shall have delivered to the Acquired Fund a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request;

          6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

          6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each Class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

          The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust's election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

          7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

          7.2. The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

          7.3. The Trust shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Trust shall reasonably request;

          7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

          7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1; and

          7.6. The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

          If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

          8.1. The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the conditions set forth in this paragraph 8.1;

          8.2. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

          8.3. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

          8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

          8.5. The parties shall have received the opinion of Dechert LLP addressed to the Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for federal income tax purposes. The delivery of such opinion is conditioned upon receipt by Dechert LLP of representations it shall request of the Trust. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

          9.1. The Acquired Fund, and the Acquiring Fund, represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

          9.2 The expenses relating to the proposed Reorganization will be shared so that (1) half of such costs are borne by the investment adviser to the Acquiring Fund, or its affiliate, and (2) half are borne by the Acquired Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement, printing and distributing the Acquiring Fund's prospectus and the Acquired Fund's proxy materials, legal fees, accounting fees, securities registration fees, and expenses of holding shareholders' meetings. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

          10.1. The Acquired Fund and the Acquiring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

          10.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

11.  TERMINATION

          This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties; or (ii) by either party if the Closing shall not have occurred on or before February 1, 2007, unless such date is extended by mutual agreement of the parties; or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

12.  AMENDMENTS

          This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust; provided, however, that following the meeting of the shareholders of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Class A, Class B and Class C Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

          Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Trust, on behalf of the Acquired Fund, or the Trust, on behalf of the Acquiring Fund, at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034, attn: Huey
P. Falgout Jr., in each case with a copy to Dechert LLP, 1775 I Street, N.W., Washington, D.C. 20006, attn: Jeffrey S. Puretz.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

          14.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

          14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

          14.3. This Agreement shall be governed by and construed in accordance with the laws of the commonwealth of Massachusetts without regard to its principles of conflicts of laws.

          14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

          14.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the trust property of the Acquired Fund, as provided in the Declaration of Trust of the Trust. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of such party.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                         ING EQUITY TRUST on behalf of its
                                         ING FUNDAMENTAL RESEARCH FUND series


                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------


                                         ING EQUITY TRUST on behalf of its
                                         ING DISCIPLINED LARGECAP FUND series


                                         By:
                                             -----------------------------------
                                         Title:
                                                --------------------------------

                                                                      APPENDIX C

         ADDITIONAL INFORMATION REGARDING ING FUNDAMENTAL RESEARCH FUND
                          ("FUNDAMENTAL RESEARCH FUND")

                                SHAREHOLDER GUIDE

ING PURCHASE OPTIONS(TM)

This Proxy Statement/Prospectus relates to three separate Classes of shares of Fundamental Research Fund: Class A, Class B and Class C, each of which represents an identical interest in Fundamental Research Fund's investment portfolio, but are offered with different sales charges and distribution (Rule 12b-1) and service fee arrangements.

As described below and elsewhere in this Proxy Statement/Prospectus, the contingent deferred sales load structure and conversion characteristics of Fundamental Research Fund shares that will be issued to you in the Reorganization will be the same as those that apply to ING Disciplined LargeCap Fund ("Disciplined LargeCap Fund") shares held by you immediately prior to the Reorganization, and the period that you held shares of Disciplined LargeCap Fund will be included in the holding period of Fundamental Research Fund shares for purposes of calculating any contingent deferred sales charges and determining any conversion rights. Purchases of the shares of Fundamental Research Fund after the Reorganization will be subject to the sales load structure and conversion rights discussed below.

The sales charges and fees for Class A, Class B and Class C shares of Fundamental Research Fund are shown and contrasted in the chart below.

                                                    CLASS A      CLASS B      CLASS C
                                                   ---------   ----------   ----------
Maximum Initial Sales Charge on Purchases          5.75%(1)       None         None
Contingent Deferred Sales Charge ("CDSC")           None(2)     5.00%(3)     1.00%(4)
Annual Distribution (12b-1) and Service Fees (5)     0.25%        1.00%        1.00%
Maximum Purchase                                   Unlimited    $100,000    $1,000,000
Automatic Conversion to Class A                       N/A      8 Years(6)       N/A

----------
(1)  Reduced for purchases of $50,000 and over.

(2) For investments of $1 million or more, a CDSC of no more than 1% may be assessed on redemptions of shares that were purchased without an initial sales charge. See "Class A Shares: Initial Sales Charge Alternative" in this APPENDIX C.

(3) Imposed upon redemption within 6 years from purchase. Fee has scheduled reductions after the first year. See "Class B Shares: Deferred Sales Charge Alternative" in this APPENDIX C.

(4)  Imposed upon redemption within 1 year from purchase. See "Class C Shares:
     Deferred Sales Charge" in this APPENDIX C.

(5)  Annual asset-based distribution charge.

(6) Class B shares of Fundamental Research Fund issued to shareholders of Disciplined LargeCap Fund in the Reorganization will convert to Class A shares in the eighth year from the original date of purchase of the Class B shares of Disciplined LargeCap Fund.

* The Fund does not impose any front-end sales charge (load) on reinvested dividends or distributions

When choosing between classes, you should carefully consider:

          -    How long you plan to hold Fundamental Research Fund;

          -    The amount of your investment;

          - The expenses you'll pay for each class, including ongoing annual expenses along with the initial sales charge or the CDSC; and

          -    Whether you qualify for any sales charge discounts.

The relative impact of the initial sales charge and ongoing annual expenses will depend on the length of time a share is held. Higher distribution fees mean a higher expense ratio, so Class B shares and Class C shares pay correspondingly lower dividends and may have a lower net asset value ("NAV") than Class A shares.

Class B shares are not intended for purchase in excess of $100,000 or $1,000,000 in the case of Class C shares. Purchase orders from an individual investor for Class B shares in excess of $100,000 and for Class C shares in excess of $1,000,000 will be declined.

Because Fundamental Research Fund may not be able to identify an individual investor's trading activities when investing through omnibus account arrangements, you and/or your investment professional are responsible for ensuring that your investment in Class B shares do not exceed the maximum of $100,000 or $1,000,000 in the case of Class C shares. Fundamental Research Fund cannot ensure that it will identify purchase orders that would cause your investment in Class B shares or Class C shares to exceed the maximum allowed amount. When investing through such arrangements, you should be diligent in determining that you have selected the correct share class for you.

You and/or your investment professional also should take care to assure that you are receiving any sales charge reductions or other benefits to which you may be entitled. As an example, as is discussed below, you may be able to reduce a Class A sales charge payable by aggregating purchases to achieve breakpoint discounts. Fundamental Research Fund uses the net amount invested when determining whether a shareholder has reached the required investment amount in order to be eligible for a breakpoint discount. In order to ensure that you are receiving any applicable sales charge reduction, it may be necessary for you to inform Fundamental Research Fund or your financial intermediary of the existence of other accounts that may be eligible to be aggregated. Fundamental Research Fund's Statement of Additional Information ("SAI") discusses specific classes of investors who may be eligible for a reduced sales charge. In addition, more information regarding sales charges and applicable breakpoints may be found on ING Funds' website by going to www.ingfunds.com, clicking on the "Fund Information" link, and then using the "Shareholder Guides" link found under the "Related Topics" section and selecting the appropriate link for Fundamental Research Fund. Please review the disclosure about all of the available classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the prospectus for those funds.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES.

To pay for the cost of promoting Fundamental Research Fund and servicing shareholder accounts, Class A, Class B and Class C has each adopted a Rule 12b-1 plan which requires fees to be paid out of the assets of each class. Because the fees are paid on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW ING COMPENSATES INTERMEDIARIES FOR SELLING MUTUAL FUNDS

ING mutual funds are distributed by ING Funds Distributor, LLC ("Distributor"). The Distributor is a broker-dealer that is licensed to sell securities. The Distributor generally does not sell directly to the public but sells and markets its products through intermediaries such as other broker-dealers. Each ING mutual fund also has an investment adviser ("Adviser") who is responsible for managing the money invested in each of the mutual funds. Both of these entities may compensate an intermediary for selling ING mutual funds.

Only persons licensed with the National Association of Securities Dealers ("NASD") as a registered representative (often referred to as a broker or financial advisor) and associated with a specific broker-dealer may sell an ING mutual fund to you. The Distributor has agreements in place with each of these broker-dealers defining specifically what those broker-dealers will be paid for the sale of a particular ING mutual fund. Those broker-dealers then pay the registered representative who sold you the mutual fund some or all of what they receive from ING. They may receive a payment when the sale is made and can, in some cases, continue to receive payments while you are invested in the mutual fund.

The Funds' Adviser or the Distributor, out of its own resources and without additional cost to a Fund or its shareholders, may provide additional cash or non-cash compensation to intermediaries selling shares of a Fund, including affiliates of the Adviser and the Distributor. These amounts would be in addition to the distribution payments made by a Fund under the distribution agreements. The payments made under these arrangements are paid by the Adviser or the Distributor. Additionally, if a fund is not sub-advised or is sub-advised by an ING entity, ING may retain more revenue than on those funds it must pay to have sub-advised by non-affiliated entities. Management personnel of ING may receive additional compensation if the overall amount of investments in funds advised by ING meets certain target levels or increases over time.

The Distributor may pay, from its own resources, additional fees to these broker-dealers or other financial institutions, including affiliated entities. These additional fees paid to intermediaries may take the following forms: (1) a percentage of that entity's customer assets invested in ING mutual funds; or (2) as a percentage of that entity's gross sales; or (3) some combination of these payments. These payments may, depending on the broker-dealer's satisfaction of the required conditions, be periodic and may be up to (1) 0.30% per annum of the value of a Fund's shares held by the broker-dealer's customers or (2) 0.20% of the value of a Fund's shares sold by the broker-dealer during a particular period. In accordance with these practices, if you invested $10,000, the Distributor could pay a maximum of $30 for that sale. If that initial investment averages a value of $10,000 over the year, the Distributor could pay a maximum of $20 on those assets.

The Adviser or the Distributor may provide additional cash or non-cash compensation to third parties selling our mutual funds, including affiliated companies. This may take the form of cash incentives and non-cash compensation, and may include but is not limited to: cash; merchandise; trips; occasional entertainment; meals or tickets to a sporting event; client appreciation events; payment for travel expenses (including meals and lodging) to pre-approved training and education seminars; and payment for advertising and sales campaigns. The Distributor may also pay concessions in addition to those described above to broker-dealers so that ING mutual funds are made available by that broker-dealer for their customers. Sub-advisers of a Fund may contribute to non-cash compensation arrangements.

Not all mutual funds pay the same amount to the broker-dealers who sell their mutual funds. Broker-dealers can receive different payments based on the mutual funds they offer, the companies with whom they are doing business, and how much they sell. What these broker-dealers are paid also varies depending on the class of mutual fund you purchase.

The top 25 firms ING paid to sell its mutual funds, as of the end of the last calendar year are: Advest Inc; AG Edwards & Sons; Charles Schwab & Co Inc; Citigroup; Directed Services, Inc; Financial Network Investment Corporation; First Clearing LLC; H&R Block Financial Advisors; ING DIRECT Securities, Inc.; ING Financial Advisers, LLC; ING Financial Partners Inc; ING Life Insurance and Annuity Company; Legg Mason Wood Walker Inc; Linsco/Private Ledger Corporation; Merrill Lynch; Morgan Stanley Dean Witter; National Financial Services Corporation; Oppenheimer & Co; Pershing Sweep; Primevest Financial Services Inc; Raymond James Financial Services; RBC Dain Rauscher Inc; UBS Financial Services Inc; Wachovia Securities Inc; and Wells Fargo Investments.

Your registered representative or broker-dealer could have a financial interest in selling you a particular mutual fund, or the mutual funds of a particular company, to increase the compensation they receive. Please make sure you read fully each mutual fund prospectus and discuss any questions you have with your registered representative.

If you have any questions, please call 1-800-992-0180.

SALES CHARGE CALCULATION

CLASS A: INITIAL SALES CHARGE ALTERNATIVE(1)(2)

Class A shares of Fundamental Research Fund are sold subject to the following charge:

                        AS A % OF THE             AS A %
YOUR INVESTMENT       OFFERING PRICE(3)   OF NET AMOUNT INVESTED
---------------       -----------------   ----------------------
Less than $50,000           5.75%                  6.10%
$50,000 - $99,999           4.50%                  4.71%
$100,000 - $249,999         3.50%                  3.63%
$250,000 - $499,999         2.50%                  2.56%
$500,000 - $999,999         2.00%                  2.04%
$1,000,000 and over                   See below

----------
(1) Shareholders that purchased funds prior to February 2, 1998 that were a part of the Aetna family of funds at the time of purchase, are not subject to sales charges for the life of their account.

(2) Shareholders that purchased funds that were a part of the Lexington family of funds at the time of purchase are not subject to sales charges for the life of their account.

(3)  The term "offering price" includes the front-end sales charge.

INVESTMENT OF $1 MILLION OF MORE. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, except as described below, the shares will be subject to a CDSC if they are redeemed within one or two years of purchase, depending on the amount of the purchase, as follows:

                                     PERIOD DURING
YOUR INVESTMENT            CDSC   WHICH CDSC APPLIES
-----------------------   -----   ------------------
$1,000,000 - $2,499,999   1.00%         2 years
$2,500,000 - $4,999,999   0.50%         1 year
$5,000,000 and over       0.25%         1 year

CLASS B SHARES: DEFERRED SALES CHARGE ALTERNATIVE

Class B shares are offered at their NAV per share without any initial sales charge. However, you may be charged a CDSC on shares that you sell within a certain period of time after you bought them. The amount of the CDSC is based on the lesser of the NAV of the shares at the time of purchase or redemption. The CDSCs are as follows:

YEAR OF REDEMPTION AFTER PURCHASE    CDSC
---------------------------------   -----
First                               5.00%
Second                              4.00%
Third                               3.00%
Fourth                              3.00%
Fifth                               2.00%
Sixth                               1.00%
After Sixth Year                     None

Class B shares will automatically convert into Class A shares eight years after purchase. Class B shares of Fundamental Research Fund issued in connection with the Reorganization will convert to Class A shares eight years after the purchase of the original shares of Disciplined LargeCap Fund. Class B shares acquired initially through funds that were part of the Nicholas-Applegate Mutual Funds at the time of purchase will convert after seven years from the date of original purchase. For additional information on the CDSC and the conversion of Class B, see Fundamental Research Fund's SAI.

CLASS C SHARES DEFERRED SALES CHARGE

YEARS AFTER PURCHASE   CDSC ON SHARES BEING SOLD
--------------------   -------------------------
1st Year                         1.00%
After 1st Year                   None

To keep your CDSC as low as possible, each time you place a request to redeem shares, Fundamental Research Fund will first redeem shares in your account that are not subject to a CDSC, and then will sell shares that have the lowest CDSC.

There is no CDSC on shares acquired through the reinvestment of dividends and capital gains distributions.

SALES CHARGE REDUCTIONS AND WAIVERS

REDUCED SALES CHARGES. You may reduce the initial sales charge on a purchase of Class A shares of Fundamental Research Fund by combining multiple purchases to take advantage of the breakpoints in the sales charge schedules. You may do this by:

- LETTER OF INTENT -- lets you purchase shares over a 13-month period and pay the same sales charge as if the shares had all been purchased at once.

- RIGHTS OF ACCUMULATION -- lets you add the value of shares of any open-end ING Fund (excluding ING Aeltus Money Market Fund, ING Classic Money Market Fund and ING Institutional Prime Money Market Fund) you already own to the amount of your next purchase for purposes of calculating the sales charge.

- COMBINATION PRIVILEGE -- shares held by investors in the ING Funds which impose a CDSC may be combined with Class A shares for a reduced sales charge.

See the Account Application or Fundamental Research Fund's SAI for details, or contact your investment professional or a Shareholder Services Representative for more information.

CDSC WAIVERS. If you notify DST Systems, the Fund's transfer agent ("Transfer Agent") at the time of redemption, the CDSC for each class will be waived in the following cases:

- Redemptions following the death or permanent disability of a shareholder if made within one year of death or the initial determination of permanent disability. The waiver is available only for shares held at the time of death or initial determination of permanent disability.

- For Class B and Class C shares, redemptions pursuant to a Systematic Withdrawal Plan, up to a maximum of 12.00% per year of a shareholder's account value based on the value of the account at the time the plan is established and annually thereafter, provided all dividends and distributions are reinvested and the total redemptions do not exceed 12.00% annually.

- Mandatory distributions from an employer sponsored tax-deferred retirement plan or an Individual Retirement Account ("IRA"). However, if you purchased shares that were part of the Nicholas-Applegate Mutual Funds, you may be eligible for a CDSC waiver prior to the mandatory distribution age.

- Reinvestment of dividends and capital gains distributions.

If you think you may be eligible for a CDSC waiver, contact your investment professional or a Shareholder Services Representative.

REINSTATEMENT PRIVILEGE. If you sell Class B or Class C shares of Fundamental Research Fund, you may reinvest some or all of the proceeds in the same share class within 90 days without a sales charge. Reinstated Class B and Class C shares will retain their original cost and purchase date for purposes of the CDSC. This privilege can be used only once per calendar year. If you want to use the Reinstatement Privilege, contact your investment professional or a Shareholder Services Representative, or see Fundamental Research Fund's SAI for more information.

SALES CHARGE WAIVERS. Class A shares may be purchased without a sales charge by certain individuals and institutions. For additional information, contact a Shareholder Services Representative, or see Fundamental Research Fund's SAI. If you have any questions, please call 1-800-992-0180.

RULE 12B-1 PLAN. Fundamental Research Fund has a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended ("1940 Act") applicable to Class A, Class B and Class C shares of Fundamental Research Fund ("Rule 12b-1 Plan"). Under the Rule 12b-1 Plan, the Distributor may receive from Fundamental Research Fund an annual fee in connection with the offering, sale and shareholder servicing of Fundamental Research Fund's Class A, Class B and Class C shares.

OTHER EXPENSES. In addition to the management fee and other fees described previously, Fundamental Research Fund pays other expenses, such as legal, audit, transfer agency and custodian fees, proxy solicitation costs and the compensation of Trustees who are not affiliated with ING Investments, LLC ("ING Investments"). Most Fundamental Research Fund expenses are allocated proportionately among all of the outstanding shares of Fundamental Research Fund. However, the Rule 12b-1 Plan fees for each Class of shares are charged proportionately only to the outstanding shares of that Class.

PURCHASE OF SHARES

The minimum initial investment in Fundamental Research Fund for Class A, Class B and Class C shares is $1,000 ($250 for retirement accounts). The minimum initial investment for a pre-authorized retirement plan is $1,000, plus monthly installments of at least $100.

Fundamental Research Fund and the Distributor reserve the right to reject any purchase order. Please note that cash, travelers checks, third party checks, money orders and checks drawn on non-U.S. banks (even if payment may be effected through a U.S. bank) generally will not be accepted. Fundamental Research Fund and the Distributor reserve the right to waive minimum investment amounts and to liquidate sufficient shares to recover annual Transfer Agent fees or to close your account and redeem your shares should you fail to maintain your account value at a minimum of $1,000 ($250 for IRAs).

If you are a participant in a qualified retirement plan, you should make purchases through your plan administrator or sponsor, who is responsible for transmitting orders.

CUSTOMER IDENTIFICATION. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: Fundamental Research Fund and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE ING FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

FREQUENT TRADING - MARKET TIMING. Fundamental Research Fund is intended for long-term investment and not as short-term trading vehicle. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of Fundamental Research Fund. Fundamental Research Fund reserves the right, in its sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange, including purchase orders that have been accepted by a shareholder's or retirement plan participant's intermediary, that Fundamental Research Fund determines not to be in the best interest of Fundamental Research Fund.

Fundamental Research Fund believes that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of Fundamental Research Fund or its shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

ING Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

Fundamental Research Fund's Board of Trustees ("Board") has adopted policies and procedures designed to deter frequent, short-term trading in shares of Fundamental Research Fund. Consistent with this policy, Fundamental Research Fund monitors trading activity. Shareholders of Fundamental Research Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Fund monitors the trading activity of persons or entities that have been associated with market timing historically. Fundamental Research Fund reserves the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Fund and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, Fundamental Research Fund reserves the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Fund's frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them taken together, can eliminate the possibility that frequent, short-term trading activity in Fundamental Research Fund will occur. Moreover, in enforcing such restrictions, Fundamental Research Fund is often required to make decisions that are inherently subjective. Fundamental Research Fund strives to make these decisions to the best of its abilities in a manner that it believes is in the best interest of shareholders.

Shareholders may invest in the ING Funds through omnibus account arrangements with financial intermediaries. Such intermediaries include broker-dealers, banks, investment advisers, recordkeepers, retirement plans, variable insurance products, trusts and fee-based program accounts. Omnibus accounts generally do not identify customers' trading activity on an individual basis. The ability of the ING Funds to monitor exchanges made by the underlying shareholders in omnibus accounts maintained by financial intermediaries therefore is severely limited.

Consequently, the ING Funds must rely on the financial intermediary to monitor frequent, short-term trading within the Funds by the financial intermediary's customers. The ING Funds seek assurances from the financial intermediary that it has procedures adequate to monitor and address frequent, short-term trading. There is, however, no guarantee that the ING Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The ING Funds seek to implement the policies and procedures described above through instructions to the ING Funds' administrator, ING Funds Services, LLC.

RETIREMENT PLANS

The ING Funds have available prototype qualified retirement plans for both corporations and for self-employed individuals. They also have available prototype IRA, Roth IRA and Simple IRA plans (for both individuals and employers), Simplified Employee Pension Plans, Pension and Profit Sharing Plans and Tax Sheltered Retirement Plans for employees of public educational institutions and certain non-profit, tax-exempt organizations. State Street Bank and Trust Company ("SSB") acts as the custodian under these plans. For further information, contact a Shareholder Services Representative at (800) 992-0180. SSB currently receives a $12 custodial fee annually for the maintenance of such accounts.

HOW TO REDEEM SHARES

Shares of Fundamental Research Fund will be redeemed at the NAV (less any applicable CDSC and/or federal income tax withholding) next determined after receipt of a redemption request in good form on any day the New York Stock Exchange is open for business.

SYSTEMATIC WITHDRAWAL PLAN.

You may elect to make periodic withdrawals from your account on a regular basis.

- Your account must have a current value of at least $10,000.

- Minimum withdrawal amount is $100.

- You may choose from monthly, quarterly, semi-annual or annual payments.

For additional information, contact a Shareholder Services Representative, or refer to the Account Application or the SAI.

PAYMENTS.

Normally, payment for shares redeemed will be made within three days after receipt by the Transfer Agent of a written request in good order. Fundamental Research Fund has the right to take up to seven days to pay your redemption proceeds, and may postpone payment longer in the event of an economic emergency as determined by the SEC. When you place a request to redeem shares for which the purchase money has not yet been collected, the request will be executed at the next determined NAV, but the Fund will not release the proceeds until your purchase payment clears. This may take up to 15 days or more. To reduce such delay, purchases should be made by bank wire or federal funds.

Fundamental Research Fund normally intends to pay in cash for all shares redeemed, but under abnormal conditions that make payment in cash unwise, Fundamental Research Fund may make payment wholly or partly in securities at their then current market value equal to the redemption price. In such case, Fundamental Research Fund could elect to make payment in securities for redemptions in excess of $250,000 or 1.00% of its net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

DETERMINATION OF NET ASSET VALUE.

The NAV per share of each class of Fundamental Research Fund is determined each business day as of the close of regular trading ("Market Close") on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). Fundamental Research Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of the Fund is calculated by taking the value of the Fund's assets attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services. To the extent Fundamental Research Fund invests in other registered investment companies, Fundamental Research Fund's NAV is calculated based on the current NAV of the registered investment company in which Fundamental Research Fund invests. The prospectuses for those investment companies explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when the Fund's NAV is not calculated. As a result, the NAV of the Fund may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

When market quotations are not available or are deemed unreliable, Fundamental Research Fund will use a fair value for the security that is determined in accordance with procedures adopted by the Fund's Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

     - Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE or the closing value is otherwise deemed unreliable;

     -    Securities of an issuer that has entered into a restructuring;

     -    Securities whose trading has been halted or suspended;

     - Fixed-income securities that have gone into default and for which there is no current market value quotation; and

     -    Securities that are restricted as to transfer or resale.

Fundamental Research Fund or the Adviser may rely on the recommendations of a fair value pricing service approved by the Fund's Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Fund's Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that Fundamental Research Fund could obtain fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

PRICE OF SHARES.

When you buy shares, you pay the NAV plus any applicable sales charge. When you sell shares, you receive the NAV minus any applicable deferred sales charge. Exchange orders are effected at NAV.

EXECUTION OF REQUESTS.

Purchase and sale requests are executed at the NAV next determined after the order is received in proper form by the Transfer Agent or Distributor. A purchase order will be deemed to be in proper form when all of the required steps set forth in Fundamental Research Fund's Prospectus under the section "How to Purchase Shares" have been completed. If you purchase by wire, however, the order will be deemed to be in proper form after the telephone notification and the federal funds wire have been received. If you purchase by wire, you must submit an application form in a timely fashion. If an order or payment by wire is received after Market Close, the shares will not be credited until the next business day. For your transaction to be counted on the day you place your order with your broker-dealer or other financial institution, they must receive your order before Market Close and promptly transmit the order to the Transfer Agent or Distributor.

You will receive a confirmation of each new transaction in your account, which also will show you the number of Fund shares you own including the number of shares being held in safekeeping by the Transfer Agent for your account. You may rely on these confirmations in lieu of certificates as evidence of your ownership. Certificates representing shares of Fundamental Research Fund will not be issued unless you request them in writing.

TELEPHONE ORDERS.

Fundamental Research Fund and its Transfer Agent will not be responsible for the authenticity of phone instructions or losses, if any, resulting from unauthorized shareholder transactions if they reasonably believe that such instructions were genuine. Fundamental Research Fund and its Transfer Agent have established reasonable procedures to confirm that instructions communicated by telephone are genuine. These procedures include recording telephone instructions for exchanges and expedited redemptions, requiring the caller to give certain specific identifying information, and providing written confirmation to shareholders of record not later than five days following any such telephone transactions. If Fundamental Research Fund and its Transfer Agent do not employ these procedures, they may be liable for any losses due to unauthorized or fraudulent telephone instructions.

EXCHANGES

You may exchange shares of Fundamental Research Fund for shares of the same class of any other ING Fund, except for ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund, without paying any additional sales charge, except that Class A shares of the ING Aeltus Money Market Fund and ING Classic Money Market Fund, for which no sales charge was paid must pay the applicable sales load on an exchange into Class A shares of another Fund. Shares subject to a CDSC will continue to age from the date that the original shares were purchased. If you exchange shares of an ING Fund that at the time you acquired the shares was a Nicholas-Applegate Mutual Fund, the shares you receive on the exchange will be subject to the current CDSC structure and conversion rights of the Fund being acquired, although the shares will continue to age for CDSC and conversion purposes from the date the original shares were acquired.

The total value of shares being exchanged must at least equal the minimum investment requirement of the ING Fund into which they are being exchanged. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes. The ING Funds may, on 60 days' prior written notice, restrict the frequency of, otherwise modify, or impose charges of up to $5.00 upon exchanges.

If you exchange into ING Senior Income Fund, your ability to sell or liquidate your investment will be limited. ING Senior Income Fund is a closed-end interval fund and does not redeem its shares on a daily basis, and it is not expected that a secondary market for ING Senior Income Fund's shares will develop, so you will not be able to sell them through a broker or other investment professional. To provide a measure of liquidity, ING Senior Income Fund will normally make monthly repurchase offers for not less than 5.00% of its outstanding common shares. If more than 5.00% of ING Senior Income Fund's common shares are tendered, you may not be able to completely liquidate your holdings in any one month. You also would not have liquidity between these monthly repurchase dates. Investors exercising the exchange privilege into ING Senior Income Fund should carefully review the prospectus of that Fund. Investors may obtain a copy of the ING Senior Income Fund prospectus or any other ING Fund prospectus by calling
(800) 992-0180 or by going to www.ingfunds.com.

In addition to Fundamental Research Fund available in this Proxy Statement/Prospectus, the Distributor offers many other funds. Shareholders exercising the exchange privilege with any other ING Fund should carefully review the prospectus of that fund before exchanging their shares. For a list of the other funds offered by the Distributor, please see the inside back cover of this prospectus. Investors may obtain a copy of a prospectus of any ING Fund not discussed in this Proxy Statement/Prospectus by calling (800) 992-0180 or by going to www.ingfunds.com.

You will automatically have the ability to request an exchange by calling a Shareholder Services Representative unless you mark the box on the Account Application that indicates that you do not wish to have the telephone exchange privilege. A Fund may change or cancel its exchange policies at any time, upon 60 days' prior written notice to shareholders.

CDSC ON EXCHANGE INTO ING SENIOR INCOME FUND

You are not required to pay an applicable CDSC upon an exchange from Fundamental Research Fund described in this Prospectus into ING Senior Income Fund. However, if you exchange into ING Senior Income Fund and subsequently offer your common shares for repurchase by that Fund, Fundamental Research Fund's CDSC will apply. After an exchange into ING Senior Income Fund, the time period for application of the CDSC will be calculated based on the first date you acquired your shares in Fundamental Research Fund.

SYSTEMATIC EXCHANGE PRIVILEGE

With an initial account balance of at least $5,000 and subject to the information and limitations outlined above, you may elect to have a specified dollar amount of shares systematically exchanged, monthly, quarterly, semi-annually or annually (on or about the 10th of the applicable month), from your account to an identically registered account in the same class of any other open-end ING Fund, except ING Corporate Leaders Trust Fund and ING Institutional Prime Money Market Fund. This exchange privilege may be modified at any time or terminated upon 60 days' prior written notice to shareholders.

SMALL ACCOUNTS

Due to the relatively high cost of handling small investments, Fundamental Research Fund reserves the right upon 30 days' prior written notice to redeem, at NAV (less any applicable deferred sales charge), the shares of any shareholder whose account (except for IRAs) has a total value that is less than the Fund minimum. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount allowed and will allow the shareholder 30 days to make an additional investment in an amount that will increase the value of the account to the minimum before the redemption is processed. Your account will not be closed if its drop in value is due to Fund performance.

ACCOUNT ACCESS

Unless your Fund shares are held through a third-party fiduciary or in an omnibus registration at your bank or brokerage firm, you may be able to access your account information over the internet at www.ingfunds.com, or via a touch tone telephone by calling (800) 992-0180 and selecting Option 1. Should you wish to speak with a Shareholder Services Representative, you may call the toll-free number listed above and select Option 2.

PRIVACY POLICY

Fundamental Research Fund has adopted a policy concerning investor privacy. To review the privacy policy, contact a Shareholder Services Representative at
(800) 992-0180 and select Option 1 or obtain a policy over the internet at www.ingfunds.com.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of Fundamental Research Fund's prospectus and each annual and semi-annual shareholder reports to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 992-0180 or speak to your investment professional. We will begin sending you individual copies thirty days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of Fundamental Research Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. Fundamental Research Fund posts its portfolio holdings schedule on its website on a calendar-quarter basis and makes it available on the first day of the second month in the next quarter. The portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., Fundamental Research Fund will post the quarter ending June 30 holdings on August 1). Fundamental Research Fund's portfolio holdings schedule will, at a minimum, remain available on the Fund's website until the Fund files a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Fund's website is located at www.ingfunds.com.

MANAGEMENT OF ING FUNDAMENTAL RESEARCH FUND

INVESTMENT ADVISER. ING Investments, an Arizona limited liability company, serves as the investment adviser to Fundamental Research Fund. ING Investments has overall responsibility for the management of the Fund. ING Investments provides or oversees all investment advisory and portfolio management services for the Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep") (NYSE: ING). ING Groep is one of the largest financial services organizations in the world with approximately 113,000 employees. Based in Amsterdam, ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors. ING Investments began investment management in April, 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of June 30, 2006, ING Investments managed approximately $44.9 billion in assets. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

SUB-ADVISER. ING Investments has engaged a sub-adviser to provide the day-to-day management of Fundamental Research Fund. The sub-adviser has, at least in part, been selected on the basis of its successful application of a consistent, well-defined and long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser. Under the terms of the sub-advisory agreement, the agreement can be terminated by either ING Investments or the Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume day-to-day investment management of the Fund.

From time to time, ING Investments may also recommend the appointment of an additional or replacement sub-adviser to the Board of Fundamental Research Fund. Fundamental Research Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board, to replace a sub-adviser with a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. Fundamental Research Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change.

ING Investment Management Co. ("ING IM"), a Connecticut corporation, serves as the Sub-Adviser to Fundamental Research Fund. ING IM is responsible for managing the assets of Fundamental Research Fund in accordance with the Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly-owned subsidiary of ING Groep N.V. and is an affiliate of ING Investments.

As of June 30, 2006, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, NY 10169.

The following individual is responsible for the day-to-day management of Fundamental Research Fund:

Christopher F. Corapi, who has over 22 years of investment experience, has managed Fundamental Research Fund since its inception. Mr. Corapi joined ING IM in February 2004 as director of U.S. equity research. Prior to joining ING, he served as the Global Head of Equity Research at Federated Investors since 2002. Mr. Corapi served as head of U.S. equities and as a portfolio manager at Credit Suisse Asset Management beginning in 2000. Prior to that, Mr. Corapi was with JP Morgan Investment Management as head of emerging markets research and was a U.S. equity analyst at Sanford C. Bernstein & Company.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGER. Fundamental Research Fund's SAI provides additional information about the portfolio manager's compensation, other accounts managed by the portfolio manager and the portfolio manager's ownership of securities in the Fund.

DIVIDENDS, DISTRIBUTIONS & TAXES

Fundamental Research Fund generally distributes most or all of its net earnings in the form of dividends and capital gain distributions. Fundamental Research Fund pays dividends and capital gains, if any, annually.

Unless you instruct Fundamental Research Fund to pay you dividends in cash, dividends and distributions paid by the Fund will be reinvested in additional shares of Fundamental Research Fund. You may, upon written request or by completing the appropriate section of the Account Application, elect to have all dividends and other distributions paid on Class A, Class B or Class C shares of Fundamental Research Fund invested in another ING Fund that offers the same class of shares. If you are a shareholder of ING Prime Rate Trust, whose shares are not held in a broker or nominee account, you may, upon written request, elect to have all dividends invested into a pre-existing Class A Shares account of any open-end ING Fund.

The following information is meant as a general summary for U.S. shareholders. Please see Fundamental Research Fund's SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences to you of investing in Fundamental Research Fund.

Fundamental Research Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although Fundamental Research Fund will not be taxed on amounts it distributes, you will generally be taxed on amounts received whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. A particular distribution generally will be taxable as either ordinary income or long-term capital gain. Except as described below, it generally does not matter how long you have held your Fund shares. For example, if Fundamental Research Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate. Dividends attributable to interest are not eligible for the reductions in rates described below.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by Fundamental Research Fund are generally taxed to individual taxpayers:

     - Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

     - Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

     - A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

     - Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by Fundamental Research Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you buy shares of Fundamental Research Fund before it makes a distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as "buying a dividend."

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you have held your shares. If you exchange shares, you may be treated as if you sold them. If your tax basis in your shares exceeds the amount of proceeds you receive from a sale, exchange or redemption of shares, you will recognize a taxable loss on the sale of shares of the Fund. Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale, redemption or exchange of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, Fundamental Research Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

Please see Fundamental Research Fund's SAI for further information regarding tax matters.

                              FINANCIAL HIGHLIGHTS

          The information in the table below has been derived from ING Fundamental Research Fund's financial statements, which have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                            CLASS A                CLASS B              CLASS C
                                                                      --------------------   -------------------   -----------------
                                                                      DECEMBER 28, 2006(1)   FEBRUARY 6, 2006(1)   APRIL 17, 2006(1)
                                                                        TO MAY 31, 2006        TO MAY 31, 2006     TO MAY 31, 2006
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
   Net asset value, beginning of period                                      $    10.00             10.15                10.31
   Income from investment operations:
   Net investment income (loss)                                              $     0.01             (0.03)**             (0.03)**
   Net realized and unrealized gain (loss) on investments
                                                                             $     0.15             (0.00)*              (0.16)
   Total from investment operations                                          $     0.16             (0.03)               (0.19)
   Net asset value, end of period                                            $    10.16             10.12                10.12
   TOTAL RETURN(2)                                                           %     1.60             (0.30)               (1.84)

RATIOS AND SUPPLEMENTAL DATA:
   Net assets, end of period (000's)                                         $    5,136                25                   77
   Ratios to average net assets:
   Net expenses after expenses after reimbursement (3)(4)                    %     1.25              2.00                 2.00
   Gross expenses prior to expense reimbursement (3)                               3.74              4.64                 5.29
   Net investment income (loss) after expense  reimbursement (3)(4)          %     0.33             (0.67)               (0.72)
   Portfolio turnover rate                                                   %       54                54                   54

----------
(1)  Commencement of operations.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3)  Annualized for periods less than one year.

(4) The Investment Manager has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount is less than $(0.005) per share.

** Per share data calculated using average number of shares outstanding throughout the period.

                                                                      APPENDIX D

                                    ING FUNDS

          The following is a list of the ING Funds and the Classes of shares of each Fund that are expected to be offered at or shortly after the
Reorganization:

FUND                                   CLASSES OFFERED
----                                   ---------------
U.S. EQUITY
ING 130/30 Fundamental Research Fund   A, B, C and I
ING Balanced Fund                      A, B, C and I
ING Corporate Leaders Trust Fund       B
ING Disciplined LargeCap Fund          A, B and C
ING Growth and Income Fund             A, B, C and I
ING Financial Services Fund            A, B, C and O
ING Fundamental Research Fund          A, B, C and I
ING Growth Fund                        A, B, C and I
ING Index Plus LargeCap Fund           A, B, C, I, O and R
ING Index Plus MidCap Fund             A, B, C, I, O and R
ING Index Plus SmallCap Fund           A, B, C, I, O and R
ING LargeCap Growth Fund               A, B, C, I and Q
ING LargeCap Value Fund                A, B, C and I
ING MagnaCap Fund                      A, B, C, I and M
ING MidCap Opportunities Fund          A, B, C, I and Q
ING MidCap Value Fund                  A, B, C, I and Q
ING Opportunistic LargeCap Fund        A, B, C and I
ING Real Estate Fund                   A, B, C, I, O and Q
ING SmallCap Opportunities Fund        A, B, C, I and Q
ING SmallCap Value Choice Fund         A, B, C and I
ING SmallCap Value Fund                A, B, C, I and Q
ING Small Company Fund                 A, B, C and I
ING Value Choice Fund                  A, B, C and I

GLOBAL/INTERNATIONAL EQUITY
ING Disciplined International Small Cap Fund  A, B, C and I
ING Diversified International Fund            A, B, C and I
ING Emerging Countries Fund                   A, B, C, I, M and Q
ING Emerging Markets Fixed Income Fund        A, B, C and I
ING Foreign Fund                              A, B, C, I and Q
ING Global Bond Fund                          A, B, C and I
ING Global Equity Dividend Fund               A, B and C
ING Global Natural Resources Fund             A
ING Global Real Estate Fund                   A, B, C and I
ING Global Science and Technology Fund        A, B, C, I and O
ING Global Value Choice Fund                  A, B, C, I and Q
ING Greater China Fund                        A, B, C and I
ING Index Plus International Equity Fund      A, B, C and I
ING International Capital Appreciation Fund   A, B, C and I
ING International Fund                        A, B, C, I and Q
ING International Growth Fund                 A, B, C, I and O
ING International Real Estate Fund            A, B, C and I
ING International SmallCap Fund               A, B, C, I and Q
ING International Value Choice Fund           A, B, C and I
ING International Value Fund                  A, B, C, I and Q
ING Russia Fund                               A

FIXED INCOME
ING Aeltus Money Market Fund                  A, B, C, I and O
ING Brokerage Cash Reserves Fund
ING Classic Money Market Fund                 A, B and C
ING GNMA Income Fund                          A, B, C, I, M and Q
ING High Yield Bond Fund                      A, B and C
ING Institutional Prime Money Market Fund
ING Intermediate Bond Fund                    A, B, C, I, O and R
ING National Tax-Exempt Bond Fund             A, B and C

STRATEGIC ALLOCATION FUNDS
ING Strategic Allocation Conservative Fund    A, B, C and I
ING Strategic Allocation Growth Fund          A, B, C and I
ING Strategic Allocation Moderate Fund        A, B, C and I

LOAN PARTICIPATION FUND
ING Senior Income Fund                        A, B, C and Q

                                                                      APPENDIX E

           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL AND RECORD OWNERS

The following tables provide information about the persons or entities who, to the knowledge of each Fund, owned beneficially or of record 5% or more of any class of that Fund's outstanding shares as of October 10, 2006:

                         ING DISCIPLINED LARGECAP FUND

                                                                                         PERCENTAGE OF
                                                                                           COMBINED
                                                PERCENT OF CLASS OF                     PORTFOLIO AFTER
                                                 SHARES AND TYPE OF    PERCENTAGE OF          THE
NAME AND ADDRESS OF SHAREHOLDER                      OWNERSHIP           PORTFOLIO      REORGANIZATION*
----------------------------------------------- --------------------- ---------------- ------------------
MLPF & S for the Sole Benefit of Its Customers  18.8% Class A;              33.3%            12.6%
Attn: Fund Administration                       33.7% Class B;
4800 Deer Lake Drive East 2nd Fl                40.2% Class C;
Jacksonville, FL 32246-6484                       Beneficial

Citigroup Global Markets, Inc.                  11.0% Class B;              8.6%             3.2%
A/C# 00109801250                                7.2% Class C;
Attn: Peter Booth, 7th Floor                     Beneficial
333 W 34th St
New York, NY 10001-2402

Output Audit Cash Account                       100.0% Class I;             0.0%             0.0%
DST Systems Inc                                   Beneficial
330 W 9th St Fl 2
Kansas City, MO 64105-1514

ING FUNDAMENTAL RESEARCH FUND

                                                                                         PERCENTAGE OF
                                                                                           COMBINED
                                                PERCENT OF CLASS OF                     PORTFOLIO AFTER
                                                 SHARES AND TYPE OF    PERCENTAGE OF          THE
NAME AND ADDRESS OF SHAREHOLDER                      OWNERSHIP           PORTFOLIO      REORGANIZATION*
---------------------------------------------- ---------------------- ---------------- ------------------
ING Life Insurance and Annuity Company          98.6% Class A;              95.6%            5.4%
151 Farmington Ave                                Beneficial
Hartford, CT 06156-0001

RBC Dain Rauscher Custodian                     20.7% Class B;              0.2%             0.0%
Meghan J Mull                                     Beneficial
Individual Retirement Account
212 3rd St Apt 2E
Troy, NY 12180-4651

NFS LLC FEBO                                    20.3% Class B;              0.2%             0.0%
NFS/FMTC IRA                                      Beneficial
FBO Mary  Conley
19 Abeel St Apt 2E
Yonkers, NY 10705-3400

LPL Financial Services                          20.1% Class B;              0.2%             0.0%
A/C 1577-8448                                     Beneficial
9785 Towne Centre Dr
San Diego, CA 92121-1968

State Street Bank and Trust Company Custodian   13.4% Class B;              0.1%             0.0%
Roth Combined IRA 01/01/2002                      Beneficial
FBO Donna M Myhre
2332 Meadows Lane
Castle Rock, CO 80104-9479

Robert W Baird and Company Inc.                 9.9% Class B;               0.1%             0.0%
A/C 7060-7827                                    Beneficial
777 E Wisconsin Ave
Milwaukee, WI 53202-5300

State Street Bank and Trust Company Custodian   6.0% Class B;               0.1%             0.0%
IRA R/O James Anderson                           Beneficial
2717 S Howard St
Spokane, WA 99203-1875

NFS LLC FEBO                                    5.8% Class B;               0.1%             0.0%
Anwaruddin Ahmed                                 Beneficial
House # 30A Road # 8
Sector # 3 Uttara Model Town
Bangladesh

RBC Dain Rauscher Custodian                     50.3% Class C;              1.0%             0.1%
James E Adams IRA                                 Beneficial
A/C # 1030-5097 IRA
7034 Waterman Ave
St. Louis, MO 63130-4323

Bear Stearns Securities Corporation             40.9% Class C;              0.8%             0.0%
FBO 420-02859-16                                  Beneficial
1 Metrotech Center N
Brooklyn, NY 11201-3870

Raymond James & Assoc. Inc.                     8.8% Class C;               0.2%             0.0%
FBO Cline Rira                                    Beneficial
BIN # 71880183
880 Carillon Parkway
St. Petersburg, FL 33716-1100

John W. Gilbert Custodian                       99.4% Class I;              0.0%             0.0%
Jennifer L. Gilbert                               Beneficial
Uniform Gift to Minors Act Michigan
4808 Rivers Edge Dr
Troy, MI 48098-5418

* On a pro forma basis, assuming that the value of the shareholder's interest in the Fund on the date of consummation of the Reorganization is the same as on October 10, 2006.

                                     PART B

                                ING EQUITY TRUST

                       STATEMENT OF ADDITIONAL INFORMATION


                               NOVEMBER 29, 2006


Acquisition of the Assets and Liabilities of:  By and in Exchange for Shares of:
       ING Disciplined LargeCap Fund              ING Fundamental Research Fund
      (a series of ING Equity Trust)              (a series of ING Equity Trust)
     7337 East Doubletree Ranch Road            7337 East Doubletree Ranch Road
      Scottsdale, Arizona 85258-2034              Scottsdale, Arizona 85258-2034

This Statement of Additional Information of ING Equity Trust ("SAI") is available to the shareholders of ING Disciplined LargeCap Fund in connection with a proposed transaction whereby all of the assets and known liabilities of the ING Disciplined LargeCap Fund will be transferred to ING Fundamental Research Fund, a series of ING Equity Trust, in exchange for shares of ING Fundamental Research Fund.

This SAI consists of: (i) this cover page; (ii) the accompanying PRO FORMA Financial Statements; and (iii) the following documents, each of which was filed electronically with the U.S. Securities and Exchange Commission and is incorporated by reference herein:

     1. The SAI for ING Disciplined LargeCap Fund, dated September 30, 2006, as filed on September 22, 2006, and the SAI for ING Fundamental Research Fund, dated December 28, 2005, as filed on December 23, 2005.

     2. The Financial Statements of ING Disciplined LargeCap Fund are included in the Class A, B and C Annual Report, dated May 31, 2006, as filed on August 3, 2006, and the Financial Statements of the ING Fundamental Research Fund are included in the Class A, B and C Annual Report, dated May 31, 2006 as filed on August 3, 2006.


This Statement of Additional Information is not a prospectus. A Prospectus/Proxy Statement dated November 29, 2006, relating to the Reorganization of ING Disciplined LargeCap Fund may be obtained, without charge, by writing to the ING Funds at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 or calling 1-800-992-0180. This Statement of Additional Information should be read in conjunction with the Prospectus/Proxy Statement.

                         PRO FORMA FINANCIAL STATEMENTS

Shown below are financial statements for each Fund and PRO FORMA Financial Statements for the combined Fund, assuming the Reorganization is consummated, as of May 31, 2006. The first table presents Statements of Assets and Liabilities for each Fund and estimated PRO FORMA figures for the combined Fund. The second table presents Statements of Operations for each Fund and estimated PRO FORMA figures for the combined Fund. The third table presents Portfolio of Investments for each Fund and estimated PRO FORMA figures for the combined Fund. The tables are followed by the Notes to the PRO FORMA Financial Statements.

             STATEMENTS OF ASSETS AND LIABILITIES AS OF MAY 31, 2006
--------------------------------------------------------------------------------

                                                                                                         ING
                                                                                                     FUNDAMENTAL
                                                                                                    RESEARCH FUND
                                                                                                      PRO FORMA
                                                         ING             ING                          COMBINED
                                                     DISCIPLINED     FUNDAMENTAL     PRO FORMA      (POST-MERGER
                                                    LARGECAP FUND   RESEARCH FUND   ADJUSTMENTS        EXPENSE)
                                                    -----------------------------------------------------------
ASSETS:
Investments in securities at value+*                 $ 38,280,784     $4,936,674                   $ 43,217,458
Short-term investments at amortized cost                2,311,612             --                      2,311,612
Repurchase agreement                                      308,000        175,000                        483,000
Cash                                                      266,977         12,584                        279,561
Cash collateral for futures                                 9,450             --                          9,450
Receivables:
   Fund shares sold                                         3,126             --                          3,126
   Dividends and interest                                  83,140          8,242                         91,382
   Variation Margin receivable                              1,300             --                          1,300
Reimbursement due from manager                              2,690         14,700                         17,390
Prepaid expenses                                           14,205        106,544                        120,749
                                                     ----------------------------------------------------------
   Total assets                                        41,281,284      5,253,744                     46,535,028
                                                     ----------------------------------------------------------

LIABILITIES:
Payable for investment securities purchased               266,238             --                        266,238
Payable upon return of securities loaned                2,311,612             --                      2,311,612
Payable for fund shares redeemed                          159,123             --                        159,123
Payable to affiliates                                      57,201          4,827                         62,028
Payable for trustee fees                                    1,301            184                          1,485
Other accrued expenses and liabilities                     83,919         11,583       41,500 (B)       137,002
                                                     ----------------------------------------------------------
   Total liabilities                                    2,879,394         16,594       41,500         2,937,488
                                                     ----------------------------------------------------------
NET ASSETS                                           $ 38,401,890     $5,237,150     $(41,500)     $ 43,597,540
                                                     ==========================================================

NET ASSETS CONSIST OF:
Paid-in capital                                      $ 78,228,521     $5,156,959                   $ 83,385,480
Undistributed net investment income                            --         11,147      (41,500)(B)       (30,353)
Accumulated net realized loss on investments          (42,180,126)        70,340                    (42,109,786)
Net unrealized appreciation (depreciation) of
   investments                                          2,353,495         (1,296)                     2,352,199
                                                     ----------------------------------------------------------
NET ASSETS                                           $ 38,401,890     $5,237,150     $(41,500)     $ 43,597,540
                                                     ==========================================================
+Including securities on loan at value               $  2,253,733     $       --                   $  2,253,733
*Cost of investments in securities                   $ 35,921,504     $4,937,970                   $ 40,859,474
** Cost of short-term investments                    $         --     $       --                   $         --

CLASS A:
   Net Assets                                        $  4,977,231     $5,135,750     $(5,379)(B)   $ 10,107,602
   Shares authorized                                  unlimited       unlimited                     100,000,000
   Par value                                         $       0.01     $     0.01                   $       0.01
   Shares outstanding                                     482,121        505,556       7,764 (C)        994,912
   Net asset value and redemption price per share    $      10.32     $    10.16                   $      10.16
   Maximum offering price per share (A)              $      10.95     $    10.78                   $      10.78

CLASS B:
   Net Assets                                        $ 23,953,970     $   24,598     $(25,886)(B)  $ 23,952,682
   Shares authorized                                  unlimited       unlimited                     100,000,000
   Par value                                         $       0.01     $     0.01                   $       0.01
   Shares outstanding                                   2,437,823          2,430      (70,830)(C)     2,366,865
   Net asset value and redemption price per share    $       9.83     $    10.12                   $      10.12

CLASS C:
   Net Assets                                        $  9,470,689     $   76,802     $(10,235)(B)  $  9,537,256
   Shares authorized                                  unlimited       unlimited                     100,000,000
   Par value                                         $       0.01     $     0.01                   $       0.01
   Shares outstanding                                     963,939          7,588      (28,100)(C)       942,415
   Net asset value and redemption price per share    $       9.82     $    10.12                   $      10.12

(A) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(B) Reflects adjustment for estimated one time merger expenses (See Note 5 in Notes to Unaudited Pro Forma Financial Statements).

(C) Reflects new shares issued, net of retired shares of ING Disciplined LargeCap Fund. Calculation: Net Assets / NAV per share)


                 See Accompanying Notes to Financial Statements

            STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MAY 31, 2006
--------------------------------------------------------------------------------


                                                                 PERIOD FROM
                                                              DECEMBER 28, 2005                                         ING
                                                ING            TO MAY 31, 2006       ANNUALIZED                     FUNDAMENTAL
                                            DISCIPLINED        ING FUNDAMENTAL    ING FUNDAMENTAL                  RESEARCH FUND
                                           LARGECAP FUND           RESEARCH         RESEARCH FUND    PRO FORMA       PRO FORMA
                                        (DISAPPEARING FUND)    FUND (SURVIVOR)      (SURVIVOR)(1)   ADJUSTMENTS       COMBINED
                                        -------------------   -----------------   ---------------   -----------    ------------
INVESTMENT INCOME:
Dividends                                    $  783,318            $29,517            $ 69,959                       $  853,277
Interest                                         14,282              4,894              11,599                           25,881
Securities lending income                         1,069                 --                  --                            1,069
                                             ----------------------------------------------------------------------------------
   Total investment income                      798,669             34,411              81,559              --          880,228

EXPENSES:
 Investment management fees                     300,631             15,286              36,230                          336,861
 Distribution fees:
   Class A                                       15,439              5,424              12,856          (2,573) (A)      25,722
   Class B                                      266,640                 56                 179                          266,819
   Class C                                      111,370                 85                 705                          112,075
 Transfer agent fees:
   Class A                                        6,035              2,604               6,172                           12,207
   Class B                                       31,324                  7                  22                           31,346
   Class C                                       13,105                 10                  83                           13,188
 Administrative service fees                     71,082              2,184               5,176         (28,135) (A)      48,123
 Shareholder reporting expense                   19,529                874               2,071            (829) (B)      20,772
 Registration fees                               42,436              3,390               8,035          (3,214) (B)      47,257
 Professional fees                               13,387              5,492              13,017          (5,207) (B)      21,197
 Custody and accounting expense                  14,600              1,529               3,624                           18,224
 Trustee fees                                     1,014                218                 517                            1,531
 Offering Expense                                    --             42,894             101,664                          101,664
 Miscellaneous expense                            4,413              1,697               4,022                            8,435
                                             ----------------------------------------------------------------------------------
   Total expenses                               911,005             81,750             194,373         (39,957)       1,065,421
                                             ----------------------------------------------------------------------------------
Less:
   Net waived and reimbursed/recouped
      fees                                       43,523             54,329             128,767           7,283 (A)      179,573
                                             ----------------------------------------------------------------------------------
   Net expenses                                 867,482             27,421              65,607         (47,240)         885,848
                                             ----------------------------------------------------------------------------------
Net investment income (loss)                    (68,813)             6,990              15,952          47,240           (5,621)
                                             ----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS, FOREIGN CURRENCIES
   AND FUTURES:
Net realized gain (loss) on:
   Investments                                3,497,028             70,340             166,715                        3,663,743
   Futures                                      (14,957)                --                  --                          (14,957)
                                             ----------------------------------------------------------------------------------
   Net realized gain                          3,482,071             70,340             166,715              --        3,648,786
                                             ----------------------------------------------------------------------------------
Net change in unrealized
   appreciation or depreciation on:
      Investments                              (618,622)            (1,296)             (3,072)                        (621,694)
      Futures                                    (5,785)                --                  --                           (5,785)
                                             ----------------------------------------------------------------------------------
   Net change in unrealized
      appreciation or depreciation             (624,407)            (1,296)             (3,072)             --         (627,479)
                                             ----------------------------------------------------------------------------------
Net realized and unrealized gain on
   investments and foreign currencies         2,857,664             69,044             163,643              --        3,021,307
                                             ----------------------------------------------------------------------------------
Net increase in net assets resulting
   from operations                           $2,788,851            $76,034            $179,595        $ 47,240       $3,015,687
                                             ==================================================================================
* Foreign taxes                              $       --            $   295                 699        $     --       $      699

----------
(A)  Reflects adjustment in expenses due to effects of new contractual rates.

(B)  Reflects adjustment in expenses due to elimination of duplicative services.

(1) Amounts reflect actual activity of the ING Fundamental Research Fund for the period from December 28, 2005 (inception) to May 31, 2006, which have been annualized for the purpose of presenting a pro forma statement of operations for the twelve months ended May 31, 2006 (except for class specific expenses on Class B and Class C, which are from the period from February 6, 2006 and April 17, 2006 to May 31, 2006, respectively).


                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PORTFOLIOS OF INVESTMENTS AS OF MAY 31, 2006

                             ING                                                                                            ING
                          FUNDAMENTAL                                                                                   FUNDAMENTAL
                           RESEARCH                                                                                      RESEARCH
     ING         ING         PRO                                                           ING                  ING         PRO
 DISCIPLINED FUNDAMENTAL    FORMA                                                      DISCIPLINED          FUNDAMENTAL    FORMA
  LARGECAP    RESEARCH   (UNAUDITED)                                                    LARGECAP             RESEARCH   (UNAUDITED)
------------ ---------- ------------                                                 -------------          ----------- ------------
                 Shares                                                                                   Value
------------------------------------                                                 -----------------------------------------------
   COMMON
   STOCK:
                                           ADVERTISING:
  $       --   $    600 $      600         Omnicom Group                                      --                57,066      57,066
                                                                                     -----------            ----------------------
                                                                                              --                57,066      57,066
                                                                                     -----------            ----------------------
                                           AEROSPACE/DEFENSE:
       5,700*        --      5,700         Boeing Co.                                    474,525                    --     474,525
       3,790*        --      3,790         Lockheed Martin Corp.                         274,737                    --     274,737
       5,431*        --      5,431         Raytheon Co.                                  249,011                    --     249,011
       3,290      1,600      4,890         United Technologies Corp.                     205,691               100,032     305,723
                                                                                     -----------            ----------------------
                                                                                       1,203,964               100,032   1,303,996
                                                                                     -----------            ----------------------
                                           AGRICULTURE:
       6,510      1,700      8,210         Altria Group, Inc.                            470,999               122,995     593,994
       6,840         --      6,840         Archer-Daniels-Midland Co.                    284,339                    --     284,339
                                                                                     -----------            ----------------------
                                                                                         755,338               122,995     878,333
                                                                                     -----------            ----------------------
                                           AIRLINES:
      11,500         --     11,500         Southwest Airlines Co.                        185,150                    --     185,150
                                                                                     -----------            ----------------------
                                                                                         185,150                    --     185,150
                                                                                     -----------            ----------------------
                                           APPAREL:
       5,900*        --      5,900 @       Coach, Inc.                                   171,572                    --     171,572
       1,700         --      1,700         Liz Claiborne, Inc.                            65,739                    --      65,739
          --        600        600         Nike, Inc.                                         --                48,186      48,186
                                                                                     -----------            ----------------------
                                                                                         237,311                48,186     285,497
                                                                                     -----------            ----------------------
                                           AUTO MANUFACTURERS:
       1,000*        --      1,000 @       Navistar International Corp.                   26,580                    --      26,580
                                                                                     -----------            ----------------------
                                                                                          26,580                    --      26,580
                                                                                     -----------            ----------------------
                                           BANKS:
      14,580      2,500     17,080         Bank of America Corp.                         705,672               121,000     826,672
       6,000         --      6,000         BB&T Corp.                                    249,420                    --     249,420
       6,500*        --      6,500         National City Corp.                           239,720                    --     239,720
       6,000         --      6,000         US Bancorp.                                   185,220                    --     185,220
       4,990*        --      4,990         Wachovia Corp.                                266,965                    --     266,965
       2,700      2,000      4,700         Wells Fargo & Co.                             179,199               132,740     311,939
                                                                                     -----------            ----------------------
                                                                                       1,826,196               253,740   2,079,936
                                                                                     -----------            ----------------------
                                           BEVERAGES:
      13,030*        --     13,030         Coca-Cola Co.                                 573,711                    --     573,711
       2,100*        --      2,100         Pepsi Bottling Group, Inc.                     65,814                    --      65,814
      10,090         --     10,090         PepsiCo, Inc.                                 610,041                    --     610,041
                                                                                     -----------            ----------------------
                                                                                       1,249,566                    --   1,249,566
                                                                                     -----------            ----------------------
                                           BIOTECHNOLOGY:
       3,740*       800      4,540 @       Amgen, Inc.                                   252,787                54,072     306,859
                                                                                     -----------            ----------------------
                                                                                         252,787                54,072     306,859
                                                                                     -----------            ----------------------
                                           CHEMICALS:
          --        800        800         Air Products & Chemicals, Inc.                     --                51,880      51,880
          --      2,500      2,500         Celanese Corp.                                     --                49,275      49,275
       3,090*        --      3,090         Dow Chemical Co.                              123,198                    --     123,198
       2,900*        --      2,900         EI DuPont de Nemours & Co.                    123,337                    --     123,337
       2,600*        --      2,600         PPG Industries, Inc.                          167,284                    --     167,284
       2,400         --      2,400         Rohm & Haas Co.                               120,984                    --     120,984
       1,700*        --      1,700         Sherwin-Williams Co.                           82,229                    --      82,229
                                                                                     -----------            ----------------------
                                                                                         617,032               101,155     718,187
                                                                                     -----------            ----------------------
                                           COMMERCIAL SERVICES:
       2,200*        --      2,200 @,L     Apollo Group, Inc.                            115,082                    --     115,082
       2,010         --      2,010         Equifax, Inc.                                  72,521                    --      72,521
       4,340*        --      4,340         McKesson Corp.                                214,830                    --     214,830
                                                                                     -----------            ----------------------
                                                                                         402,433                    --     402,433
                                                                                     -----------            ----------------------
                                           COMPUTERS:
       2,650         --      2,650 @       Apple Computer, Inc.                          158,391                    --     158,391
       7,590*        --      7,590 @,L     Dell, Inc.                                    192,634                    --     192,634
          --      7,700      7,700 @       EMC Corp.                                          --                98,560      98,560
      18,207         --     18,207         Hewlett-Packard Co.                           589,543                    --     589,543
       8,890         --      8,890         International Business Machines
                                            Corp.                                        710,311                    --     710,311
      12,700*     4,100     16,800 @,x     Seagate Technology, Inc.                           --                95,735      95,735
                                                                                     -----------            ----------------------
                                                                                       1,650,879               194,295   1,845,174
                                                                                     -----------            ----------------------
                                           COSMETICS/PERSONAL CARE:
       5,200        900      6,100         Colgate-Palmolive Co.                         313,768                54,306     368,074
      16,890      1,300     18,190         Procter & Gamble Co.                          916,283                70,525     986,808
                                                                                     -----------            ----------------------
                                                                                       1,230,051               124,831   1,354,882
                                                                                     -----------            ----------------------
                                           DISTRIBUTION/WHOLESALE:
          --        734        734 @       Wesco International, Inc.                          --                48,253      48,253
                                                                                     -----------            ----------------------
                                                                                              --                48,253      48,253
                                                                                     -----------            ----------------------
                                           DIVERSIFIED FINANCIAL SERVICES:
       3,840*        --      3,840         American Express Co.                          208,742                    --     208,742
       3,200        600      3,800         Capital One Financial Corp.                   264,864                49,662     314,526
      13,600         --     13,600         Charles Schwab Corp.                          226,576                    --     226,576
      15,700      2,500     18,200         Citigroup, Inc.                               774,010               123,250     897,260
          --      1,900      1,900         Countrywide Financial Corp.                        --                72,732      72,732
       3,000*        --      3,000         Fannie Mae                                    149,250                    --     149,250
       2,200        600      2,800         Franklin Resources, Inc.                      197,890                53,970     251,860
       3,110*        --      3,110         Goldman Sachs Group, Inc.                     469,455                    --     469,455
      10,980         --     10,980         JPMorgan Chase & Co.                          468,187                    --     468,187
       4,920         --      4,920         Lehman Brothers Holdings, Inc.                327,721                    --     327,721
       2,790        900      3,690         Merrill Lynch & Co., Inc.                     202,024                65,169     267,193
       7,650*       800      8,450         Morgan Stanley                                456,093                47,696     503,789
       1,600         --      1,600         The Bear Stearns Cos., Inc.                   214,000                    --     214,000
                                                                                     -----------            ----------------------
                                                                                       3,958,812               412,479   4,371,291
                                                                                     -----------            ----------------------


                             ING                                                                                            ING
                          FUNDAMENTAL                                                                                   FUNDAMENTAL
                           RESEARCH                                                                                      RESEARCH
     ING         ING         PRO                                                           ING                  ING         PRO
 DISCIPLINED FUNDAMENTAL    FORMA                                                      DISCIPLINED          FUNDAMENTAL    FORMA
  LARGECAP    RESEARCH   (UNAUDITED)                                                    LARGECAP             RESEARCH   (UNAUDITED)
------------ ---------- ------------                                                 -------------          ----------- ------------
                 Shares                                                                                   Value
------------------------------------                                                 -----------------------------------------------
                                           ELECTRIC:
       4,950         --      4,950         Duke Energy Corp.                             139,689                    --     139,689
          --        800        800         Exelon Corp.                                       --                45,288      45,288
       5,600         --      5,600         FirstEnergy Corp.                             293,552                    --     293,552
          --      1,685      1,685 @       Mirant Corp.                                       --                41,923      41,923
       7,600         --      7,600         PPL Corp.                                     226,252                    --     226,252
          --        400        400         Public Service Enterprise
                                            Group, Inc.                                       --                25,492      25,492
       6,400*        --      6,400         TXU Corp.                                     366,720                    --     366,720
                                                                                     -----------            ----------------------
                                                                                       1,026,213               112,703   1,138,916
                                                                                     -----------            ----------------------
                                           ELECTRONICS:
       6,100         --      6,100 @       Agilent Technologies, Inc.                    212,829                    --     212,829
       2,800         --      2,800         Applera Corp. - Applied
                                            Biosystems Group                              82,880                    --      82,880
          --      8,800      8,800 @,@@    Flextronics International Ltd.                     --                99,088      99,088
          --        700        700         Jabil Circuit, Inc.                                --                24,374      24,374
      14,100         --     14,100 @,L     Solectron Corp.                                50,196                    --      50,196
          --      5,700      5,700         Symbol Technologies, Inc.                          --                67,659      67,659
          --      1,800      1,800 @       Thomas & Betts Corp.                               --               103,500     103,500
                                                                                     -----------            ----------------------
                                                                                         345,905               294,621     640,526
                                                                                     -----------            ----------------------
                                           ENERGY - ALTERNATE SOURCES:
          --      1,600      1,600 @       KFX, Inc.                                          --                22,560      22,560
                                                                                     -----------            ----------------------
                                                                                              --                22,560      22,560
                                                                                     -----------            ----------------------
                                           ENGINEERING & CONSTRUCTION:
          --      8,100      8,100 @@      ABB Ltd. ADR                                       --               102,222     102,222
                                                                                     -----------            ----------------------
                                                                                              --               102,222     102,222
                                                                                     -----------            ----------------------
                                           FOOD:
       4,754*        --      4,754         General Mills, Inc.                           246,685                    --     246,685
          --      1,000      1,000         Hershey Foods Corp.                                --                56,910      56,910
                                                                                     -----------            ----------------------
                                                                                         246,685                56,910     303,595
                                                                                     -----------            ----------------------
                                           FOREST PRODUCTS & PAPER:
       1,800         --      1,800         Louisiana-Pacific Corp.                        43,668                    --      43,668
       1,800         --      1,800         Temple-Inland, Inc.                            77,418                    --      77,418
                                                                                     -----------            ----------------------
                                                                                         121,086                    --     121,086
                                                                                     -----------            ----------------------
                                           HEALTHCARE - PRODUCTS:
       9,340      1,800     11,140         Johnson & Johnson                             562,455               108,396     670,851
                                                                                     -----------            ----------------------
                                                                                         562,455               108,396     670,851
                                                                                     -----------            ----------------------
                                           HEALTHCARE - SERVICES:
       6,880         --      6,880         Aetna, Inc.                                   264,605                    --     264,605
       2,660*        --      2,660 @       Coventry Health Care, Inc.                    138,985                    --     138,985
          --      1,200      1,200 @       Health Net, Inc.                                   --                51,624     190,609
       2,510*        --      2,510 @       Humana, Inc.                                  127,081                    --     127,081
          --      1,600      1,600 @       Triad Hospitals, Inc.                              --                64,448     203,433
      10,380*        --     10,380         UnitedHealth Group, Inc.                      456,305                    --     456,305
       5,540*        --      5,540 @       WellPoint, Inc.                               396,553                    --     396,553
                                                                                     -----------            ----------------------
                                                                                       1,383,529               116,072   1,499,601
                                                                                     -----------            ----------------------
                                           HOME FURNISHINGS:
       1,100*        --      1,100         Harman International
                                            Industries, Inc.                              93,203                    --      93,203
                                                                                     -----------            ----------------------
                                                                                          93,203                    --      93,203
                                                                                     -----------            ----------------------
                                           INSURANCE:
          --        700        700 @@      ACE Ltd                                            --                36,239      36,239
       5,900*        --      5,900         Allstate Corp.                                324,559                    --     324,559
       8,000         --      8,000         American International Group,
                                            Inc.                                         486,400                    --     486,400
       5,020*        --      5,020         Chubb Corp.                                   253,661                    --     253,661
       5,900*     1,500      7,400         Genworth Financial, Inc.                      197,591                50,235     247,826
       3,100*        --      3,100         Hartford Financial Services
                                            Group, Inc.                                  272,614                    --     272,614
       3,860         --      3,860         Lincoln National Corp.                        216,855                    --     216,855
       6,600         --      6,600 L       Metlife, Inc.                                 339,702                    --     339,702
       1,300         --      1,300         MGIC Investment Corp.                          85,631                    --      85,631
       3,900         --      3,900         Principal Financial Group                     213,135                    --     213,135
       4,481         --      4,481         Prudential Financial, Inc.                    341,228                    --     341,228
                                                                                     -----------            ----------------------
                                                                                       2,731,376                86,474   2,817,850
                                                                                     -----------            ----------------------
                                           INTERNET:
       4,800         --      4,800 @,L     Amazon.com, Inc.                              166,128                    --     166,128
         600         --        600 @,L     Google, Inc.                                  223,092                    --     223,092
          --      2,400      2,400 @       Yahoo!, Inc.                                       --                75,816      75,816
                                                                                     -----------            ----------------------
                                                                                         389,220                75,816     465,036
                                                                                     -----------            ----------------------
                                           INVESTMENT COMPANIES:
          --      7,800      7,800 @       KKR Private Equity Investors LP                    --               187,746     187,746
          --        598        598         SPDR Trust Series 1                                --                76,251      76,251
                                                                                     -----------            ----------------------
                                                                                              --               263,997     263,997
                                                                                     -----------            ----------------------
                                           IRON/STEEL:
          --        800        800         Allegheny Technologies, Inc.                       --                50,904      50,904
       2,060*        --      2,060         Nucor Corp.                                   216,856                    --     216,856
                                                                                     -----------            ----------------------
                                                                                         216,856                50,904     267,760
                                                                                     -----------            ----------------------
                                           LODGING:
          --      1,500      1,500         Harrah's Entertainment, Inc.                       --               114,060     114,060
          --      2,000      2,000         Hilton Hotels Corp.                                --                54,920      54,920
                                                                                     -----------            ----------------------
                                                                                              --               168,980     168,980
                                                                                     -----------            ----------------------
                                           MACHINERY - CONSTRUCTION &
                                           MINING:
       2,200*        --      2,200         Caterpillar, Inc.                             160,490                    --     160,490
                                                                                     -----------            ----------------------
                                                                                         160,490                    --     160,490
                                                                                     -----------            ----------------------
                                           MACHINERY - DIVERSIFIED:
         700*        --        700 L       Cummins, Inc.                                  77,147                    --      77,147
                                                                                     -----------            ----------------------
                                                                                          77,147                    --      77,147
                                                                                     -----------            ----------------------



                             ING                                                                                            ING
                          FUNDAMENTAL                                                                                   FUNDAMENTAL
                           RESEARCH                                                                                      RESEARCH
     ING         ING         PRO                                                           ING                  ING         PRO
 DISCIPLINED FUNDAMENTAL    FORMA                                                      DISCIPLINED          FUNDAMENTAL    FORMA
  LARGECAP    RESEARCH   (UNAUDITED)                                                    LARGECAP             RESEARCH   (UNAUDITED)
------------ ---------- ------------                                                 -------------          ----------- ------------
                 Shares                                                                                   Value
------------------------------------                                                 -----------------------------------------------
                                           MEDIA:
       4,340*        --      4,340         McGraw-Hill Cos, Inc.                         223,944                    --     223,944
       7,380         --      7,380         News Corp., Inc.                              140,737                    --     140,737
          --      3,500      3,500         Time Warner, Inc.                                  --                60,235      60,235
       2,520      1,000      3,520 @       Viacom, Inc.                                   95,130                37,750     132,880
       6,300         --      6,300         Walt Disney Co.                               192,150                    --     192,150
                                                                                     -----------            ----------------------
                                                                                         651,961                97,985     749,946
                                                                                     -----------            ----------------------
                                           MINING:
         200         --        200         Alcoa, Inc.                                     6,344                    --       6,344
                                                                                     -----------            ----------------------
                                                                                           6,344                    --       6,344
                                                                                     -----------            ----------------------
                                           MISCELLANEOUS MANUFACTURING:
       2,410*        --      2,410         3M Co.                                        201,621                    --     201,621
       1,500        600      2,100 @       Cooper Industries Ltd.                        133,590                53,436     187,026
       3,400         --      3,400         Danaher Corp.                                 217,974                    --     217,974
      32,160      3,600     35,760         General Electric Co.                        1,101,802               123,336   1,225,138
          --      2,000      2,000         Roper Industries, Inc.                             --                93,680      93,680
                                                                                     -----------            ----------------------
                                                                                       1,654,987               270,452   1,925,439
                                                                                     -----------            ----------------------
                                           OIL & GAS:
      11,748         --     11,748         ChevronTexaco Corp.                           702,413                    --     702,413
       9,436*        --      9,436         ConocoPhillips                                597,204                    --     597,204
          --        500        500         ENSCO International, Inc.                     597,204                24,995     622,199
      24,820      2,100     26,920         ExxonMobil Corp.                            1,511,786               127,911   1,639,697
       3,600*        --      3,600         Marathon Oil Corp.                            270,180                    --     270,180
          --        900        900 @       Newfield Exploration Co.                           --                38,457      38,457
       3,600*        --      3,600         Occidental Petroleum Corp.                    356,724                    --     356,724
          --        600        600 @       Plains Exploration &
                                            Production Co.                                    --                21,420      21,420
          --      1,500      1,500 @@      Royal Dutch Shell PLC ADR                          --                99,465      99,465
          --        800        800 @       Southwestern Energy Co.                            --                25,840      25,840
       2,110         --      2,110         Sunoco, Inc.                                  144,725                    --     144,725
       5,420*        --      5,420         Valero Energy Corp.                           332,517                    --     332,517
                                                                                     -----------            ----------------------
                                                                                       3,915,549               338,088   4,253,637
                                                                                     -----------            ----------------------
                                           OIL & GAS SERVICES:
       4,400*        --      4,400         Halliburton Co.                               328,196                    --     328,196
       3,400        900      4,300         Schlumberger Ltd.                             222,938                59,013     281,951
          --        700        700 @       Weatherford International Ltd.                     --                36,428      36,428
                                                                                     -----------            ----------------------
                                                                                         551,134                95,441     646,575
                                                                                     -----------            ----------------------
                                           PHARMACEUTICALS:
       4,740      1,200      5,940         Abbott Laboratories                           202,398                51,240     253,638
       3,200*        --      3,200 L       AmerisourceBergen Corp.                       139,488                    --     139,488
       2,310         --      2,310 @       Express Scripts, Inc.                         169,277                    --     169,277
       2,560         --      2,560 @       Hospira, Inc.                                 114,714                    --     114,714
       3,840*        --      3,840 @       King Pharmaceuticals, Inc.                     68,275                    --      68,275
          --      2,000      2,000 @       Medco Health Solutions, Inc.                       --               107,800     107,800
      14,850*        --     14,850         Merck & Co., Inc.                             494,357                    --     494,357
      23,110      3,100     26,210         Pfizer, Inc.                                  546,783                73,346     620,129
          --      2,000      2,000 @@      Teva Pharmaceutical Industries
                                            Ltd. ADR                                     546,783                72,820     619,603
       4,400         --      4,400         Wyeth                                         201,256                    --     201,256
                                                                                     -----------            ----------------------
                                                                                       1,936,548               305,206   2,241,754
                                                                                     -----------            ----------------------
                                           RETAIL:
          --        400        400         Abercrombie & Fitch Co.                            --                23,140      23,140
       4,790         --      4,790         Best Buy Co., Inc.                            253,870                    --     253,870
       2,550         --      2,550 L       Circuit City Stores, Inc.                      76,628                    --      76,628
       4,900         --      4,900         Costco Wholesale Corp.                        259,357                    --     259,357
          --      2,600      2,600         CVS Corp.                                          --                72,540      72,540
       2,100         --      2,100         Darden Restaurants, Inc.                       74,361                    --      74,361
       6,750        700      7,450         Home Depot, Inc.                              257,310                26,684     283,994
       3,440         --      3,440 L       JC Penney Co., Inc.                           209,014                    --     209,014
       5,400         --      5,400         Limited Brands                                146,664                    --     146,664
       2,510*        --      2,510         Lowe's Cos., Inc.                             156,323                    --     156,323
      10,790*        --     10,790         McDonald's Corp.                              357,904                    --     357,904
       3,300*        --      3,300         Nordstrom, Inc.                               121,539                    --     121,539
       4,700         --      4,700 @       Office Depot, Inc.                            195,379                    --     195,379
       1,400         --      1,400 @,L     Sears Holding Corp.                           212,618                    --     212,618
       9,140         --      9,140         Staples, Inc.                                 214,699                    --     214,699
       7,760*        --      7,760 @,L     Starbucks Corp.                               276,644                    --     276,644
       2,890*        --      2,890         Target Corp.                                  141,379                    --     141,379
       7,100*        --      7,100         TJX Cos., Inc.                                168,341                    --     168,341
          --      1,900      1,900 @       Urban Outfitters, Inc.                             --                35,283      35,283
       7,830      1,000      8,830         Wal-Mart Stores, Inc.                         379,364                48,450     427,814
       1,900         --      1,900         Wendy's International, Inc.                   114,532                    --     114,532
                                                                                     -----------            ----------------------
                                                                                       3,615,926               206,097   3,822,023
                                                                                     -----------            ----------------------
                                           SEMICONDUCTORS:
       6,600*        --      6,600 @       Advanced Micro Devices, Inc.                  203,874                    --     203,874
       5,700*        --      5,700 @,L     Altera Corp.                                  111,492                    --     111,492
       6,400*        --      6,400 @       Freescale Semiconductor, Inc.                 199,744                    --     199,744
      18,420      4,000     22,420         Intel Corp.                                   331,928                72,080     404,008
       6,100*        --      6,100 @       LSI Logic Corp.                                59,353                    --      59,353
          --        900        900 @,@@    Marvell Technology Group Ltd.                      --                42,903      42,903
          --      1,200      1,200         Maxim Integrated Products                          --                36,876      36,876
      10,600*        --     10,600         Micron Technology, Inc.                       175,536                    --     175,536
       5,600         --      5,600         National Semiconductor Corp.                  143,808                    --     143,808
       2,500         --      2,500 @       QLogic Corp.                                   44,700                    --      44,700
          --     10,800     10,800 @@      Taiwan Semiconductor
                                            Manufacturing Co., Ltd. ADR                       --               102,276     102,276
                                                                                     -----------            ----------------------
                                                                                       1,270,435               254,135   1,524,570
                                                                                     -----------            ----------------------
                                           SOFTWARE:
       3,590*        --      3,590 @       BMC Software, Inc.                             72,339                    --      72,339
       5,550*        --      5,550 @       Compuware Corp.                                40,848                    --      40,848
      27,360      1,900     29,260         Microsoft Corp.                               619,704                43,035     662,739
      11,600*        --     11,600 @       Oracle Corp.                                  164,952                    --     164,952
                                                                                     -----------            ----------------------
                                                                                         897,843                43,035     940,878
                                                                                     -----------            ----------------------
                                           TELECOMMUNICATIONS:
          --      4,500      4,500 @       Arris Group, Inc.                                  --                54,090      54,090
      15,130      6,700     21,830 L       AT&T, Inc.                                    394,288               174,602     568,890
      16,800*        --     16,800         BellSouth Corp.                               567,336                    --     567,336
      34,930*     3,600     38,530 @       Cisco Systems, Inc.                           687,422                70,848     758,270
      19,200         --     19,200         Motorola, Inc.                                404,928                    --     404,928
       5,340         --      5,340         QUALCOMM, Inc.                                241,421                    --     241,421
          --      1,600      1,600         Verizon Communications, Inc.                       --                49,936      49,936
                                                                                     -----------            ----------------------
                                                                                       2,295,395               349,476   2,644,871
                                                                                     -----------            ----------------------
                                           TRANSPORTATION:
       4,877         --      4,877         Norfolk Southern Corp.                        257,311                    --     257,311
       3,440         --      3,440         United Parcel Service, Inc.                   277,087                    --     277,087
                                                                                     -----------            ----------------------
                                                                                         534,398                    --     534,398
                                                                                     -----------            ----------------------
                                           Total Common Stock                         38,280,784             4,936,674  43,217,458
                                                                                     -----------            ----------------------
                                            Cost                                      35,921,504             4,937,970  40,859,474



                             ING                                                                                            ING
                          FUNDAMENTAL                                                                                   FUNDAMENTAL
                           RESEARCH                                                                                      RESEARCH
     ING         ING         PRO                                                           ING                  ING         PRO
 DISCIPLINED FUNDAMENTAL    FORMA                                                      DISCIPLINED          FUNDAMENTAL    FORMA
  LARGECAP    RESEARCH   (UNAUDITED)                                                    LARGECAP             RESEARCH   (UNAUDITED)
------------ ---------- ------------                                                 -------------          ----------- ------------
                 Shares                                                                                   Value
------------------------------------                                                 -----------------------------------------------
Principal Amount

 SHORT-TERM
 INVESTMENTS
                                           REPURCHASE AGREEMENT:
  $  308,000                               Morgan Stanley Repurchase
                                           Agreement dated 05/31/06,
                                           5.020%, due 06/01/06, $836,117
                                           to be received upon repurchase
                                           (Collateralized by $785,000
                                           Federal National Mortgage
                                           Association, 6.250%, Market
                                           Value plus accrued interest
                                           $855,868, due 5/15/29).                       308,000

                                           Morgan Stanley Repurchase
                                           Agreement dated 05/31/06,
                                           5.019%, due 06/01/06, $175,024
                                           to be received upon repurchase
                                           (Collateralized by $195,000
                                           Federal Home Loan Bank, 5.760%,
                                           Market Value plus accrued
                                           interest $188,405, due 07/03/25                                     175,000     483,000
               $175,000 $  483,000

                                           Total Repurchase Agreement                    308,000               175,000     483,000
                                                                                     -----------            ----------------------
                                            Cost                                         308,000               175,000     483,000

                                           SECURITIES LENDING
                                             COLLATERAL CC:
   2,311,612         --  2,311,612         The Bank of New York
                                            Institutional Cash Reserve Fund            2,311,612                    --   2,311,612
                                                                                     -----------            ----------------------

                                           Total Securities Lending
                                            Collateral                                 2,311,612                    --   2,311,612
                                                                                     -----------            ----------------------
                                             Cost                                      2,311,612                    --   2,311,612

                                           Total Short-Term Investments                2,619,612               175,000   2,794,612
                                                                                     -----------            ----------------------
                                             Cost                                      2,619,612               175,000   2,794,612


                                           TOTAL INVESTMENTS IN SECURITIES           $40,900,396            $5,111,674 $46,012,070
                                            Cost                                      38,541,116             5,112,970  43,654,086
                                           OTHER ASSETS AND LIABILITIES-NET           (2,498,506)              125,476  (2,373,030)
                                                                                     -----------            ----------------------
                                           NET ASSETS                                $38,401,890            $5,237,150 $43,639,040
                                                                                     ===========            ======================

                                         @ Non-income producing security
                                        @@ Foreign Issuer
                                       ADR American Depositary Receipt
                                        cc Securities purchased with cash
                                           collateral for securities
                                           loaned.
                                         L Loaned security, a portion or
                                           all of the security is on loan
                                           at May 31, 2006.
                                         X Fair value determined by ING
                                           Funds Valuation Committee
                                           appointed by the Funds' Board
                                           of Directors/Trustees.

                                         * Cost for federal income tax
                                           purposes is                               $        --            $       -- $        --
                                           Net unrealized appreciation
                                            consists of:
                                             Gross Unrealized Appreciation           $ 3,367,749            $  193,479 $ 3,561,228
                                             Gross Unrealized Depreciation            (1,008,469)             (194,775) (1,203,244)
                                                                                     -----------            ----------------------
                                             Net Unrealized Appreciation             $ 2,359,280            $   (1,296)$ 2,357,984
                                                                                     ===========            ======================

Information
concerning
open futures
contracts at
May 31, 2006
is shown
below:
LONG
CONTRACTS
                                                                                        NOTIONAL UNREALIZED
NO. OF                                                                    EXPIRATION      MARKET   GAIN
CONTRACTS                                                                    DATE          VALUE  (LOSS)
------------                                                              ---------- ----------- ----------
           2                     2          S&P 500 E-mini Future         06/16/2006 $   127,300 $(5,785)
                                                                                     -------------------
                                                                                     $   127,300 $(5,785)
                                                                                     ===================

* If the Reorganization is approved, the portfolio security is expected to be sold prior to or shortly after the Reorganization.

          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
NOTE 1 - BASIS OF COMBINATION:

          The Board of Trustees of the ING Disciplined LargeCap Fund ("Disciplined LargeCap") and the ING Fundamental Research Fund ("Fundamental Research"), approved an Agreement and Plan of Reorganization dated May 25, 2006, respectively (the "Plan") whereby, subject to approval by the shareholders of Disciplined LargeCap, Fundamental Research will acquire all of the assets of the Disciplined LargeCap, subject to the liabilities of such Fund, in exchange for a number of shares of Fundamental Research equal in value to the net assets of Disciplined LargeCap (the "Merger").

          The Merger will be accounted for as a tax-free merger of investment companies with Fundamental Research remaining as both the tax and accounting survivor. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at May 31, 2006. The unaudited pro forma Fund of investments and statement of assets and liabilities reflect the financial position of Disciplined LargeCap and Fundamental Research at May 31, 2006. The unaudited pro forma statement of operations reflects the results of operations of Disciplined LargeCap for the twelve-months ended May 31, 2006 and of Fundamental Research for the period from December 28, 2005, the Fund's inception, to May 31, 2006. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the date indicated above for Disciplined LargeCap and Fundamental Research under accounting principles generally accepted in the United States of America for investment companies. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Disciplined LargeCap for pre-combination periods will not be restated.

     The unaudited pro forma Fund of investments, and unaudited statement of assets and liabilities and statement of operations should be read in conjunction with the historical financial statements of each Fund, which are incorporated by reference in the Statements of Additional Information.

NOTE 2 - SECURITY VALUATION:

          Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by the NASDAQ will be valued at the NASDAQ official closing price. Fund securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by each Fund's custodian. Debt securities are valued at bid prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund's valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith and in accordance with policies set by the Board of Trustees ("Board") of the Funds. Among elements of analysis, the Board has authorized the use of one or more research services to assist with the determination of the fair value of foreign securities in light of significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its net asset value. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value.

NOTE 3 - CAPITAL SHARES:

          The unaudited pro forma net asset value per share assumes additional shares of common Disciplined LargeCap issued in connection with the proposed acquisition of Disciplined LargeCap by Fundamental Research as of May 31, 2006. The number of additional shares issued was calculated by dividing the net asset value of each Class of Disciplined LargeCap by the respective Class net asset value per share of Fundamental Research.

NOTE 4 - UNAUDITED PRO FORMA ADJUSTMENTS:

          The accompanying unaudited pro forma financial statements reflect changes in Fund shares as if the merger had taken place on May 31, 2006. Disciplined LargeCap expenses were adjusted assuming Fundamental Research's fee structure was in effect for the twelve months ended May 31, 2006.

NOTE 5 - MERGER COSTS:

          Merger costs to be incurred by Disciplined LargeCap are estimated at approximately $41,500. These costs represent one half of the estimated expenses of the Fund carrying out its obligations under the Plan and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the proposed merger. ING Investments LLC, Investment Adviser to the Funds, will bear the other half of the cost of the Merger.

NOTE 6 - USE OF ESTIMATES IN PREPARATION OF PRO FORMA FINANCIAL STATEMENTS:

          Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with U.S. generally accepted accounting principles for investment companies. Actual results could differ from these estimates.

NOTE 7 - FEDERAL INCOME TAXES:

          It is the policy of the Funds to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired. A portion of the amount of these capital loss carryforwards may be limited in the future.

[INSERT ING LOGO & ADDRESS]

                                                  3 EASY WAYS TO VOTE YOUR PROXY
            VOTE BY PHONE: Call toll free 1-888-221-0697 and follow the recorded instructions.
           VOTE ON THE INTERNET: Log on to PROXYWEB.COM and follow the on-screen instructions.
      VOTE BY MAIL: Check the appropriate boxes on the reverse side of the Proxy
         Card, sign and date the Proxy Card and return in the envelope provided. If you vote via phone or internet, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

                                                                ING EQUITY TRUST
                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 4, 2007
                      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

ING DISCIPLINED LARGECAP FUND

          The undersigned hereby appoint(s) HUEY P. FALGOUT, JR., THERESA K. KELETY, AND TODD MODIC or any one or all of them, proxies, with full power of substitution, to vote all shares of the above-referenced Fund (the "Fund"), which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of the Fund at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034 on January 4, 2007 at 10:00 a.m., Local time, and at any adjournment(s) or postponement(s) thereof.

          This proxy will be voted as instructed. IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED "FOR" THE PROPOSAL.

  PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED
                                    ENVELOPE.


------------------------------------   -----------------------------------------
Signature (s) (if held jointly)        Date

          This proxy card must be signed exactly as your name(s) appears hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Join owners must each sign.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. |X| PLEASE DO NOT USE FINE POINT PENS.

          TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE STRONGLY URGE YOU TO REVIEW, COMPLETE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. IF YOU VOTE VIA PHONE OR THE INTERNET, YOU DO NOT NEED TO RETURN YOUR PROXY CARD.

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL:

1. To approve an Agreement and Plan of Reorganization by and among ING Disciplined LargeCap Fund and ING Fundamental Research Fund, providing for the reorganization of ING Disciplined LargeCap Fund with and into ING Fundamental Research Fund.

     For |_|               Against |_|               Abstain |_|

                    PLEASE SIGN AND DATE ON THE REVERSE SIDE.

                                     PART C:
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

Section 4.3 of Registrant's Declaration of Trust provides the following:

(a) Subject to the exceptions and limitations contained in paragraph (b) below
(i) every person who is, or has been, a Trustee or Officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or Officer and against amounts paid or incurred by him in the settlement thereof; and (ii) the word "claim", "action", "suit" or "proceeding" shall apply to all claims, actions or suits or proceedings (civil, criminal, administrative or other including appeals), actual or threatened; and the words "liability" and "expenses" shall include without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b) No indemnification shall be provided hereunder to a Trustee or Officer: (i) against any liability to the Trust, a Series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought or that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in reasonable belief that his action was in the best interest of his Trust; or (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b) (i) or (b) (ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: (A) by the court or other body approving the settlement or other disposition; or (B) based upon the review of readily available facts (as opposed to full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or
(y) written opinion of independent legal counsel.

(c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law. (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either: (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.
Section 8 of Registrant's Administration Agreement provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the agreement, except with respect to matters involving its disabling conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended ("1933 Act") may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.

ITEM 16. EXHIBITS

(1)    (a)   Amended and Restated Declaration of Trust for ING Equity Trust
             dated February 25, 2003 - Filed as an Exhibit to Post-Effective
             Amendment No. 43 to the Registrant's Registration Statement on Form
             N-1A on September 30, 2003 and incorporated herein by reference.

       (b) Establishment and Designation of Series and Classes of Shares of Beneficial Interest, Par Value $0.01 Per Share, effective December 12, 2005 (ING Fundamental Research Fund and ING Opportunistic LargeCap Fund) - Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

(2)    (a)   Filed as an Exhibit to the Registrant's initial Form N-1A
             Registration Statement on June 15, 1998 and incorporated herein by reference.

       (b) Form of Amendment to bylaws -- Filed as an Exhibit to Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A on March 1, 2001 and incorporated herein by reference.

(3)    Not applicable.

(4) Form of Agreement and Plan of Reorganization between ING Equity Trust, on behalf of its ING Fundamental Research Fund series and ING Equity Trust, on behalf of its ING Disciplined LargeCap Fund series -- Filed as an Exhibit to the Registrant's Registration Statement on Form N-14 on October 11, 2006 and incorporated herein by reference.

(5)    Not applicable.

(6)    (a)   Second Amended and Restated Investment Management Agreement, dated
             February 1, 2005, between ING Investments, LLC and ING Equity
             Trust-- Filed
             as an Exhibit to Post-Effective Amendment No. 63 to the Registrant's Registration Statement on Form N-1A on January 25,
             2005 and incorporated herein by reference.

             (i) Amended Schedule A with respect to the Second Amended and Restated Investment Management Agreement -- Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

       (b) Sub-Advisory Agreement, dated September 23, 2002, between ING Investments, LLC and Aeltus Investment Management, Inc. -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) First Amendment to Sub-Advisory Agreement between ING Investment, LLC and Aeltus Investment Management, Inc., effective July 1, 2003 -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (ii) Second Amendment to Sub-Advisory Agreement between ING Investment, LLC and Aeltus Investment Management, Inc., effective September 1, 2003 - Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (iii) Amended and Restated Schedule A with respect to the Sub-Advisory Agreement between ING Pilgrim Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

             (iv) Amended Schedule A with respect to the Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. (formerly, Aeltus Investment Management, Inc.) -- Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

(7)    (a)   Underwriting Agreement dated September 23, 2002 between ING Funds
             Distributor, Inc. and ING Equity Trust -- Filed as an Exhibit to
             Post-Effective Amendment No. 46 to the Registrant's Registration
             Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended and Restated Schedule A with respect to the Underwriting Agreement between ING Funds Distributor, LLC and ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

       (b) Substitution Agreement with respect to the Underwriting Agreement between ING Funds Distributor, LLC and ING Equity Trust dated October 8, 2002 -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

       (c) Underwriting Agreement dated September 23, 2002 between ING Funds Distributor, Inc. and ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended Schedule A with respect to the Underwriting Agreement between ING Equity Trust and ING Funds Distributor, LLC --Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

       (d) Substitution Agreement with respect to the Underwriting Agreement between ING Funds Distributor, LLC and ING Equity Trust dated October 8, 2002 -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(8) Deferred Compensation Plan for Independent Directors effective September 15, 2005 - Filed as an Exhibit to the Registrant's Registration Statement on Form N-14 on October 11, 2006 and incorporated herein by reference.

(9)    (a)   Custody Agreement dated January 6, 2003 between ING Equity Trust and The Bank of New York -- Filed as an Exhibit to Post-Effective
             Amendment No. 49 to the Registrant's Registration Statement on Form
             N-1A on January 27, 2004 and incorporated herein by reference.

             (i) Amended Exhibit A, dated July 29, 2005, with respect to the Custody Agreement between ING Equity Trust and The Bank of New York
             - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A on September 29, 2005 and incorporated herein by reference.

             (ii) Form of Amended Exhibit A, dated December 28, 2005, with respect to the Custody Agreement between ING Equity Trust and The Bank of New York -- Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

       (b) Foreign Custody Manager Agreement dated January 6, 2003 between ING Equity Trust and The Bank of New York -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended Exhibit A, dated July 29, 2005, with respect to the Foreign Custody Manager Agreement between ING Equity Trust and The Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A on September 29, 2005 and incorporated herein by reference.

             (ii) Form of Amended Exhibit A, dated December 28, 2005, with respect to the Foreign Custody Manager Agreement between ING Equity Trust and The Bank of New York --

             Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

       (c) The Bank of New York Cash Reserve Agreement dated March 31, 2003 -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended Exhibit A, dated February 25, 2004, with respect to The Bank of New York Cash Reserve Agreement as of June 14, 2004 -- Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A on September 29, 2005 and incorporated herein by reference.

             (ii) Form of Amended Exhibit A, dated December 28, 2005, with respect to The Bank of New York Cash Reserve Agreement - Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

(10)   (a)   Fourth Amended and Restated Distribution and Service Plan (Classes
             A, B, C, Q and T Shares) dated August 20, 2002 -- Filed as an
             Exhibit to Post-Effective Amendment No. 46 to the Registrant's
             Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended Schedule A with respect to Fourth Amended and Restated Service and Distribution Plan for ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

             (ii) Amended Schedule B with respect to the Fourth Amended and Restated Distribution and Service Plan for ING Equity Trust - Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

       (b) Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 dated June 3, 2004 -- Filed as an Exhibit to Post-Effective Amendment No. 54 to the Registration Statement on Form N1-A on June 14, 2004 and incorporated herein by reference.

             (i) Amended Schedule A with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

             (ii) Amended Schedule B with respect to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 for ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

(11) Opinion and Consent of Counsel - Filed as an Exhibit to the Registrant's Registration Statement on Form N-14 on October 11, 2006 and incorporated herein by reference.

(12) Form of Opinion and Consent of Counsel Supporting Tax Matters and Consequences - To be filed by subsequent post-effective amendment.

(13)   (a)   Agency Agreement dated November 30, 2000 between ING Pilgrim
             Investments, LLC and DST Systems, inc. (Principal Protection Fund)
             -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the
             Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended and Restated Exhibit A, dated July 14, 2005, with respect to the Agency Agreement between The Funds and DST Systems, Inc. -- Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A on September 29, 2005 and incorporated herein by reference.

             (ii) Form of Amended and Restated Exhibit A, dated December 28, 2005, with respect to the Agency Agreement between the Funds and DST Systems, Inc. - Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

       (b) Restated Administrative Services Agreement between ING Equity Trust and ING Fund Services, LLC, effective February 25, 2004 - Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

             (i) Amended and Restated Exhibit A, dated September 3, 2004, with respect to the Restated Administrative Services Agreement between ING Equity Trust and ING Fund Services, LLC - Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

       (c) Fund Accounting Agreement dated January 6, 2003 between ING Equity Trust and The Bank of New York -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended Exhibit A, dated July 29, 2005, with respect to the Fund Accounting Agreement between ING Equity Trust and The Bank of New York-- Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A on September 29, 2005 and incorporated herein by reference.

             (ii) Form of Amended Exhibit A, dated December 28, 2005, with respect to the Fund Accounting Agreement between ING Equity Trust and the Bank of New York - Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

       (d) Financial Guaranty Agreement dated July 3, 2001 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust -- Filed as an Exhibit to Post Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) First Amendment to the Financial Guaranty Agreement dated January 14, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust -- Filed as an Exhibit to Post-

             Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (ii) Second Amendment to the Financial Guaranty Agreement dated March 28, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (iii) Third Amendment to the Financial Guaranty Agreement dated August 20, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (iv) Fourth Amendment to the Financial Guaranty Agreement dated October 30, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (v) Fifth Amendment to the Financial Guaranty Agreement dated November 12, 2002 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and Pilgrim Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (vi) Sixth Amendment to the Financial Guaranty Agreement dated February 10, 2003 between MBIA Insurance Corporation, ING Pilgrim Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (vii) Seventh Amendment to the Financial Guaranty Agreement dated March 24, 2003 between MBIA Insurance Corporation, ING Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (viii) Eighth Amendment to the Financial Guaranty Agreement dated September 26, 2003 between MBIA Insurance Corporation, ING Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (ix) Ninth Amendment to the Financial Guaranty Agreement dated January 31, 2004 between MBIA Insurance Corporation, ING Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 52 to the Registrant's Registration Statement on Form N-1A on May 7, 2004 and incorporated herein by reference.

             (x) Tenth Amendment to the Financial Guaranty Agreement dated June 10, 2004 between MBIA Insurance Corporation, ING Investments, LLC, Aeltus Investment Management, Inc. and ING Equity Trust -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

             (xii) Eleventh Amendment to the Financial Guaranty Agreement dated January 31, 2005 between MBIA Insurance Corporation, ING Investments, LLC, ING Equity Trust and ING Investment Management, Co -- Filed as an Exhibit to Post-Effective Amendment No. 68 to the Registrant's Registration Statement on Form N-1A on September 29, 2005 and incorporated herein by reference.

       (e) Administration Agreement dated September 23, 2002 between ING Equity Trust and ING Funds Services, LLC -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended Schedule A to the Administration Agreement between ING Equity Trust and ING Fund Services, LLC -- Filed as an Exhibit to Post-Effective Amendment No. 70 to the Registrant's Registration Statement on Form N-1A on December 23, 2005 and incorporated herein by reference.

       (f) Shareholder Service Agreement made on September 23, 2002 between ING Equity Trust and ING Funds Services, LLC -- Filed as an Exhibit to Post-Effective Amendment No. 46 to the Registrant's Registration Statement on Form N-1A on January 9, 2004 and incorporated herein by reference.

             (i) Amended Fee Schedule with respect to the Shareholder Service Agreement between ING Equity Trust and ING Funds Services, LLC -- Filed as an Exhibit to Post-Effective Amendment No. 58 to the Registrant's Registration Statement filed on Form N-1A on September 27, 2004 and incorporated herein by reference.

(14) Consent of independent auditors - Filed as an Exhibit to the Registrant's Registration Statement on Form N-14 on October 11, 2006 and incorporated herein by reference.

(15)   Not applicable.


(16) Powers of attorney - Previously filed as an Exhibit to Pre-Effective Amendment No. 2 to the Registrant's Registration Statement on Form N-14 on November 22, 2006 and incorporated herein by reference.


ITEM 17. UNDERTAKINGS

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act (17 CFR 230.145(c)), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the

       1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the Reorganization described in this Registration Statement that contains an opinion of counsel supporting the tax matters discussed in this Registration Statement.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No.1 to its Registration Statement on Form N-14 pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 1 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Scottsdale and the State of Arizona on the 30th day of November, 2006.


                                        ING EQUITY TRUST


                                        By: /s/ Huey P. Falgout, Jr.
                                            ------------------------------------
                                        Huey P. Falgout, Jr.
                                        Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        SIGNATURE                            TITLE                         DATE
---------------------------  -------------------------------------  ----------------

                             President and Chief Executive Officer  November 30, 2006
---------------------------
Shaun P. Mathews*

                                Senior Vice President and Chief/    November 30, 2006
---------------------------       Principal Financial Officer
Todd Modic*

                                            Trustee                 November 30, 2006
---------------------------
John G. Turner*

                                            Trustee                 November 30, 2006
---------------------------
John V. Boyer*

                                            Trustee                 November 30, 2006
---------------------------
J. Michael Earley*

                                            Trustee                 November 30, 2006
---------------------------
R. Barbara Gitenstein*

                                            Trustee                 November 30, 2006
---------------------------
Walter H. May, Jr.*

                                            Trustee                 November 30, 2006
---------------------------
Jock Patton*

                                            Trustee                 November 30, 2006
---------------------------
David W.C. Putnam*

                                            Trustee                 November 30, 2006
---------------------------
Patrick W. Kenny*

                                            Trustee                 November 30, 2006
---------------------------
Roger B. Vincent*

                                            Trustee                 November 30, 2006
---------------------------
Sheryl K. Pressler*

                                            Trustee                 November 30, 2006
---------------------------
Patricia W. Chadwick*



*By: /s/ Huey P. Falgout, Jr.
--------------------------------
         Huey P. Falgout, Jr.
         Attorney-in-Fact**

** Executed pursuant to powers of attorney filed as an Exhibit to the Registrant's Pre-Effective Amendment No. 2 to the Registration Statement on Form N-14 filed electronically on November 22, 2006 and incorporated herein by reference.